UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3255
Panorama Series Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2008

Item 1. Reports to Stockholders.

December 31, 2008

Growth Portfolio

A Series of Panorama Series Fund, Inc.

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Listing of Top Holdings

ANNUAL REPORT

Portfolio Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

PORTFOLIO PERFORMANCE DISCUSSION
Management’s Discussion of Portfolio Performance. For the 12-month period ended December 31, 2008, Growth Portfolio, a series of Panorama Series Fund, Inc., produced a total return of –38.42%, while the S&P 500 Index returned –36.99%. We attribute the Portfolio’s underperformance primarily to its overweight exposure to mid-cap stocks, which were hurt by broad-based market weakness in the second half of the year, as a worsening recession and an intensifying financial crisis took their toll.
Economic and Market Overview. Like most asset classes, U.S. stocks declined sharply when a credit crunch that began in 2007 developed into a full-blown global financial crisis over the summer of 2008. Turmoil spread from the sub-prime mortgage sector of the U.S. bond market to other financial markets, including stocks, as investors became increasingly risk-averse. Declining asset prices compelled major financial institutions to write down or write off a significant portion of their value, creating losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers.
     After Lehman Brothers declared bankruptcy in September 2008, banks and other lenders grew vastly more reluctant to extend credit, nearly leading to the collapse of the global banking system and reducing the availability of credit for businesses and consumers. Governments and central banks responded to the crisis with massive injections of liquidity, lower short-term interest rates and rescue packages for troubled industries. While these measures helped stabilize the crisis, credit markets remained fragile through the end of the year and business conditions continued to deteriorate.
     Meanwhile, a U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional pressure on slumping home prices. Cash-strapped consumers and anxious businesses curtailed spending, adding fuel to the downturn. The U.S. recession quickly spread to overseas markets, reducing previously robust demand for energy and building materials. Consequently, commodity prices that had reached record highs over the first half of the year plummeted over the second half.
     Many investors worried about these developments and engaged in a “flight to safety,” selling riskier assets, such as stocks, in favor of U.S. Treasury securities. Selling pressure appeared to be indiscriminate as investors rushed for the exits, punishing stocks of fundamentally sound companies along with less healthy ones. Although the financial institutions at the epicenter of the crisis were mainly very large companies, the flight to quality was particularly damaging for medium-sized businesses, which historically have been more volatile than their larger counterparts. Not surprisingly, the bear market was especially severe for traditionally economically-sensitive sectors, such as industrials and information technology, while areas whose fortunes rise and fall with commodity prices, such as energy and basic materials producers, also were hard hit. Conversely, the historically defensive consumer staples and health care sectors held up relatively well.
Portfolio Strategy. We invested the Portfolio’s assets in accordance with the signals generated by our multi-factor quantitative models, including a newly developed model designed to consider unusually volatile market conditions. Beginning in the spring of 2008, our market-capitalization models began to suggest that mid-cap stocks were more likely to advance than mega-cap stocks. Therefore, we gradually began to reduce the Portfolio’s average market capitalization toward the smaller end of the spectrum. This shift helped support the Portfolio’s relative performance in the second quarter of the year, but detracted in the third and fourth quarters as the financial crisis intensified. A rally over the final weeks of the year was especially pronounced among mid-cap stocks, helping to offset a portion of the previous decline.
     Our security selection models produced mixed results in 2008. Not surprisingly, the financials sector ranked as the S&P 500 Index’s worst performing sector due to the effects of the financial crisis on major financial institutions. Our models assigned relatively low rankings to large financial institutions, resulting in underweight exposure that helped cushion the Portfolio’s losses in the sector. By summer, the Portfolio held few of the major securities at the epicenter of the financial crisis, and we mitigated losses by selling our position in firms such as Lehman Brothers before it declared bankruptcy in September 2008. Instead, we emphasized smaller companies, such as property-and-casualty insurers, which held up relatively well.
     Strong results compared to the benchmark in the financials sector were more than offset by shortfalls in other areas. An overweight position in the consumer discretionary sector and an emphasis on smaller capitalization stocks detracted from relative performance. Underweight exposure to the traditionally defensive health care sector also hampered results,
3 | GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION Continued
as did a focus on managed care companies. What we believe to be generally sound stock selections in the consumer staples sector could not make up for underweight exposure to what was the benchmark’s top performing sector.
     As of year-end, our models have continued to indicate that smaller stocks generally are better positioned than very large ones in the current market environment. However, to remain consistent with the Portfolio’s large-cap mandate, we are unlikely to further reduce the Portfolio’s average market capitalization. Our models recently have assigned higher rankings to stocks in the information technology, energy, industrials, materials and consumer discretionary sectors, suggesting to us that market expectations for these economically sensitive sectors in 2009 are already reflected in their stock prices. Conversely, our models have found relatively few opportunities in the consumer staples, health care, financials and utilities sectors. Finally, the Portfolio has remained fully invested and broadly diversified.
Comparing the Portfolio’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2008. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results.
     The Portfolio’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the domestic stock market. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the index.
4 | GROWTH PORTFOLIO

Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account.
5 | GROWTH PORTFOLIO

PORTFOLIO EXPENSES
Portfolio Expenses. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2008	December 31, 2008	December 31, 2008
	$1,000.00	$682.90	$3.05

Hypothetical
(5% return before expenses)
	1,000.00	1,021.52	3.67
Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 is as follows:
Expense Ratio
     0.72%
The expense ratio reflects reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Portfolio’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Portfolio’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value
Common Stocks—99.5%
Consumer Discretionary—9.6%
Auto Components—0.5%
ArvinMeritor, Inc.[1]	2,860	$8,151
Autoliv, Inc.	2,550	54,723
BorgWarner, Inc.[1]	2,210	48,112
Exide Technologies[2]	300	1,587
Gentex Corp.	2,730	24,106
Goodyear Tire & Rubber Co. (The)[2]	6,510	38,865
Johnson Controls, Inc.	6,800	123,488
Lear Corp.[2]	3,400	4,794
TRW Automotive Holdings Corp.[2]	4,990	17,964
WABCO Holdings, Inc.	3,100	48,949

		370,739

Automobiles—0.0%
Thor Industries, Inc.[1]	2,230	29,391
Distributors—0.0%
LKQ Corp.[2]	860	10,028
Diversified Consumer Services—0.2%
Brink’s Home Security Holdings, Inc.[2]	580	12,714
Career Education Corp.[1,2]	2,170	38,930
Corinthian Colleges, Inc.[2]	1,110	18,171
Hillenbrand, Inc.	100	1,668
Regis Corp.	740	10,752
Service Corp. International	4,610	22,912

		105,147

Hotels, Restaurants & Leisure—0.9%
Ameristar Casinos, Inc.[1]	470	4,061
Bally Technologies, Inc.[2]	410	9,852
Bob Evans Farms, Inc.	1,170	23,903
Boyd Gaming Corp.[1]	4,480	21,190
Brinker International, Inc.[1]	3,780	39,841
Carnival Corp.	3,600	87,552
CEC Entertainment, Inc.[2]	1,890	45,833
Chipotle Mexican Grill, Inc., Cl. B2	103	5,901
International Speedway Corp., Cl. A	800	22,984
Interval Leisure Group, Inc.[2]	920	4,959
Jack in the Box, Inc.[2]	2,430	53,679
Life Time Fitness, Inc.[2]	810	10,490
McDonald’s Corp.	1,880	116,917
Panera Bread Co., Cl. A2	750	39,180
Papa John’s International, Inc.[2]	300	5,529
Sonic Corp.[2]	1,030	12,535
Speedway Motorsports, Inc.	650	10,472
Vail Resorts, Inc.[2]	990	26,334
WMS Industries, Inc.[1,2]	1,920	51,648
Wyndham Worldwide Corp.	5,310	34,781

		627,641

Household Durables—0.4%
American Greetings Corp., Cl. A	1,850	14,005
Centex Corp.[1]	2,280	24,259
Harman International Industries, Inc.	2,660	44,502
Jarden Corp.[2]	400	4,600
KB Home	1,050	14,301
Lennar Corp., Cl. A1	4,000	34,680
MDC Holdings, Inc.	290	8,787
Meritage Homes Corp.[2]	530	6,450
Pulte Homes, Inc.	400	4,372
Ryland Group, Inc. (The)	1,400	24,738
Snap-On, Inc.	1,390	54,738
Stanley Works (The)	1,250	42,625
Tempur-Pedic International, Inc.[1]	3,700	26,233

		304,290

Internet & Catalog Retail—0.3%
Expedia, Inc.[2]	5,690	46,886
HSN, Inc.[2]	920	6,688
Liberty Media Corp.-Interactive, Series A2	9,920	30,950
NetFlix.com, Inc.[1,2]	2,420	72,334
Priceline.com, Inc.[1,2]	840	61,866
Ticketmaster Entertainment, Inc.[2]	920	5,906

		224,630

Leisure Equipment & Products—0.1%
Brunswick Corp.[1]	4,920	20,713
Callaway Golf Co.	3,470	32,236
Polaris Industries, Inc.[1]	1,020	29,223
Pool Corp.	370	6,649

		88,821

Media—3.4%
Arbitron, Inc.	270	3,586
Cablevision Systems Corp. New York Group, Cl. A	3,160	53,214
CBS Corp., Cl. B	40,050	328,010
Central European Media Enterprises Ltd., Cl. A2	200	4,344
Clear Channel Outdoor Holdings, Inc., Cl. A2	1,230	7,565
Cox Radio, Inc., Cl. A1,2	1,050	6,311
DirecTV Group, Inc. (The)[2]	7,350	168,389
Dish Network Corp., Cl. A2	4,430	49,129
DreamWorks Animation SKG, Inc., Cl. A2	2,390	60,371
F1 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Media Continued
Gannett Co., Inc.[1]	4,230	$33,840
Harte-Hanks, Inc.	800	4,992
Hearst-Argyle Television, Inc.	130	788
Lamar Advertising Co., Cl. A1,2	2,380	29,893
Liberty Media Corp.-Entertainment, Series A2	2,720	47,546
Liberty Media Holding Corp.-Capital, Series A2	870	4,098
McGraw-Hill Cos., Inc. (The)	5,720	132,647
Mediacom Communications Corp.[2]	100	430
Meredith Corp.[1]	2,690	46,053
News Corp., Inc., Cl. A	34,300	311,787
Scholastic Corp.	1,400	19,012
Time Warner, Inc.	78,080	785,485
Viacom, Inc., Cl. B2	4,482	85,427
Walt Disney Co. (The)	12,410	281,583
Warner Music Group Corp.	1,550	4,681

		2,469,181

Multiline Retail—0.5%
Big Lots, Inc.[2]	2,800	40,572
Dillard’s, Inc., Cl. A1	4,880	19,374
Dollar Tree, Inc.[2]	1,810	75,658
Kohl’s Corp.[2]	2,600	94,120
Macy’s, Inc.	5,640	58,374
Nordstrom, Inc.[1]	2,860	38,067

		326,165

Specialty Retail—2.7%
Aaron Rents, Inc.	730	19,433
Abercrombie & Fitch Co., Cl. A1	2,270	52,369
Aeropostale, Inc.[2]	4,180	67,298
American Eagle Outfitters, Inc.	4,500	42,120
AnnTaylor Stores Corp.[2]	5,630	32,485
AutoNation, Inc.[1,2]	6,300	62,244
Barnes & Noble, Inc.[1]	2,720	40,800
bebe stores, inc.	1,700	12,699
Best Buy Co., Inc.	14,900	418,839
Buckle, Inc. (The)	1,650	36,003
Children’s Place Retail Stores, Inc.[1,2]	2,160	46,829
Dress Barn, Inc. (The)[1,2]	3,190	34,261
Foot Locker, Inc.	3,600	26,424
Gap, Inc. (The)	24,450	327,386
Guess?, Inc.	1,530	23,486
Gymboree Corp.[2]	700	18,263
Home Depot, Inc. (The)	4,520	104,050
J. Crew Group, Inc.[2]	190	2,318
Limited Brands, Inc.	5,650	56,726
Lowe’s Cos., Inc.	1,280	27,546
Men’s Wearhouse, Inc. (The)[1]	2,520	34,121
Office Depot, Inc.[2]	9,450	28,161
OfficeMax, Inc.	400	3,056
Penske Automotive Group, Inc.	1,700	13,056
RadioShack Corp.	3,340	39,880
Rent-A-Center, Inc.[2]	2,300	40,595
Ross Stores, Inc.	810	24,081
Sally Beauty Holdings, Inc.[2]	3,100	17,639
Sherwin-Williams Co.	1,030	61,543
Talbots, Inc. (The)[1]	1,850	4,422
TJX Cos., Inc. (The)	4,170	85,777
Tractor Supply Co.[2]	1,580	57,101
Urban Outfitters, Inc.[2]	850	12,733
Williams-Sonoma, Inc.	5,700	44,802
Zale Corp.[2]	2,020	6,727

		1,925,273

Textiles, Apparel & Luxury Goods—0.6%
Carter’s, Inc.[2]	1,390	26,771
Coach, Inc.[2]	3,960	82,249
Fossil, Inc.[2]	1,970	32,899
Jones Apparel Group, Inc.	4,020	23,557
Liz Claiborne, Inc.[1]	7,980	20,748
Phillips/Van Heusen Corp.	2,070	41,669
Polo Ralph Lauren Corp., Cl. A	930	42,231
Quicksilver, Inc.[2]	3,430	6,311
Skechers USA, Inc., Cl. A2	1,000	12,820
Timberland Co., Cl. A2	2,380	27,489
UniFirst Corp.	230	6,829
Warnaco Group, Inc. (The)[2]	3,180	62,423
Wolverine World Wide, Inc.	1,860	39,134

		425,130

Consumer Staples—5.4%
Beverages—0.9%
Coca-Cola Co. (The)	8,060	364,876
PepsiCo, Inc.	4,780	261,801

		626,677

Food & Staples Retailing—1.9%
Casey’s General Stores, Inc.	1,120	25,502
CVS Caremark Corp.	2,900	83,346
Kroger Co. (The)	7,760	204,942
Safeway, Inc.	20,680	491,564
SUPERVALU, Inc.	1,390	20,294
F2 | GROWTH PORTFOLIO

	Shares	Value
Food & Staples Retailing Continued
Wal-Mart Stores, Inc.	10,160	$569,570
Weis Markets, Inc.	100	3,363
Winn-Dixie Stores, Inc.[2]	160	2,576

		1,401,157

Food Products—0.1%
Bunge Ltd.	200	10,354
Darling International, Inc.[2]	630	3,459
Del Monte Foods Co.	1,210	8,639
Fresh Del Monte Produce, Inc.[2]	300	6,726
Ralcorp Holdings, Inc.[2]	310	18,104

		47,282

Household Products—1.4%
Procter & Gamble Co. (The)	16,635	1,028,376
Personal Products—0.2%
Chattem, Inc.[1,2]	400	28,612
Herbalife Ltd.	2,610	56,585
NBTY, Inc.[2]	2,570	40,221
Nu Skin Asia Pacific, Inc., Cl. A	800	8,344
Revlon, Inc., Cl. A2	160	1,067

		134,829

Tobacco—0.9%
Altria Group, Inc.	4,560	68,674
Philip Morris International, Inc.	12,440	541,264
Universal Corp.	600	17,922

		627,860

Energy—20.0%
Energy Equipment & Services—3.2%
Baker Hughes, Inc.	7,340	235,394
Basic Energy Services, Inc.[2]	780	10,171
BJ Services Co.	3,500	40,845
Complete Production Services, Inc.[2]	3,680	29,992
Diamond Offshore Drilling, Inc.	1,480	87,231
Dresser-Rand Group, Inc.[2]	2,530	43,643
Dril-Quip, Inc.[2]	600	12,306
ENSCO International, Inc.	1,760	49,966
Exterran Holdings, Inc.[1,2]	1,140	24,282
Gulfmark Offshore, Inc.[2]	500	11,895
Halliburton Co.	11,250	204,525
Helix Energy Solutions Group, Inc.[2]	1,630	11,801
Helmerich & Payne, Inc.	1,340	30,485
Key Energy Services, Inc.[2]	6,740	29,723
Lufkin Industries, Inc.	300	10,350
Nabors Industries Ltd.[2]	3,170	37,945
National Oilwell Varco, Inc.[2]	6,160	150,550
Noble Corp.	15,360	339,302
Oceaneering International, Inc.[2]	1,210	35,259
Oil States International, Inc.[2]	2,810	52,519
Parker Drilling Co.[2]	3,600	10,440
Patterson-UTI Energy, Inc.	3,200	36,832
Pioneer Drilling Co.[2]	200	1,114
Precision Drilling Trust	272	2,251
Pride International, Inc.[2]	2,320	37,074
Schlumberger Ltd.	6,850	289,961
Seacor Holdings, Inc.[1,2]	790	52,654
Smith International, Inc.	300	6,867
Superior Energy Services, Inc.[2]	2,580	41,099
Tetra Technologies, Inc.[2]	570	2,770
Tidewater, Inc.	1,010	40,673
Transocean Ltd.[2]	3,480	164,430
Unit Corp.[2]	1,730	46,226
Weatherford International Ltd.[2]	11,000	119,020

		2,299,595

Oil, Gas & Consumable Fuels—16.8%
Anadarko Petroleum Corp.	16,570	638,774
Apache Corp.	10,060	749,772
Arena Resources, Inc.[2]	400	11,236
Berry Petroleum Co., Cl. A	2,240	16,934
Bill Barrett Corp.[2]	1,290	27,258
BPZ Resources, Inc.[2]	100	640
Carrizo Oil & Gas, Inc.[2]	690	11,109
Chesapeake Energy Corp.	5,720	92,492
Chevron Corp.	21,501	1,590,429
Cimarex Energy Co.	1,440	38,563
ConocoPhillips	21,768	1,127,582
Contango Oil & Gas Co.[2]	50	2,815
CVR Energy, Inc.[2]	720	2,880
Delta Petroleum Corp.[2]	1,100	5,236
Denbury Resources, Inc.[2]	3,490	38,111
Devon Energy Corp.	4,250	279,268
Encore Acquisition Co.[2]	1,240	31,645
Exxon Mobil Corp.	41,046	3,276,702
Foundation Coal Holdings, Inc.	3,180	44,584
Frontier Oil Corp.	4,160	52,541
Frontline Ltd.[1]	1,060	31,387
Hess Corp.	8,670	465,059
Holly Corp.	960	17,501
Marathon Oil Corp.	17,590	481,262
F3 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels Continued
Mariner Energy, Inc.[2]	4,420	$45,084
Massey Energy Co.	2,440	33,648
McMoRan Exploration Co.[2]	910	8,918
Murphy Oil Corp.	7,920	351,252
Noble Energy, Inc.	6,920	340,602
Nordic American Tanker Shipping Ltd.	20	675
Occidental Petroleum Corp.	17,630	1,057,624
Overseas Shipholding Group, Inc.	1,310	55,164
Pioneer Natural Resources Co.	1,100	17,798
Plains Exploration & Production Co.[2]	2,000	46,480
Quicksilver Resources, Inc.[2]	3,100	17,267
Rosetta Resources, Inc.[2]	1,810	12,815
St. Mary Land & Exploration Co.	500	10,155
Stone Energy Corp.[2]	3,196	35,220
Sunoco, Inc.[1]	1,620	70,405
Swift Energy Co.[2]	1,940	32,611
Tesoro Corp.	6,590	86,790
Valero Energy Corp.	23,920	517,629
W&T Offshore, Inc.	3,340	47,829
Walter Industries, Inc.	700	12,257
Whiting Petroleum Corp.[2]	320	10,707
Williams (Clayton) Energy, Inc.[2]	110	4,998
XTO Energy, Inc.	5,440	191,869

		12,041,577

Financials—9.0%
Capital Markets—1.6%
Affiliated Managers Group, Inc.[2]	280	11,738
Ameriprise Financial, Inc.	2,310	53,962
BlackRock, Inc.[1]	540	72,441
E*TRADE Financial Corp.[2]	12,870	14,801
Franklin Resources, Inc.	2,460	156,899
GAMCO Investors, Inc., Cl. A	170	4,644
Goldman Sachs Group, Inc. (The)	2,830	238,824
Greenhill & Co., Inc.	450	31,397
Investment Technology Group, Inc.[2]	580	13,178
Janus Capital Group, Inc.	3,240	26,017
Jefferies Group, Inc.	790	11,107
KBW, Inc.[1,2]	620	14,260
Knight Capital Group, Inc., Cl. A2	2,560	41,344
Lazard Ltd., Cl. A	670	19,926
Legg Mason, Inc.	2,420	53,022
Piper Jaffray Cos., Inc.[2]	820	32,603
SEI Investments Co.	1,440	22,622
Stifel Financial Corp.[2]	620	28,427
T. Rowe Price Group, Inc.	4,200	148,848
TD Ameritrade Holding Corp.[2]	8,900	126,825
Waddell & Reed Financial, Inc., Cl. A	200	3,092

		1,125,977

Commercial Banks—1.6%
Cathay Bancorp, Inc.[1]	870	20,663
Colonial BancGroup, Inc. (The)[1]	5,740	11,882
East West Bancorp, Inc.	2,710	43,279
First BanCorp	790	8,801
First Citizens BancShares, Inc., Cl. A	10	1,528
First Commonwealth Financial Corp.	40	495
First Horizon National Corp.	7,486	79,127
First Midwest Bancorp, Inc.	1,030	20,569
FirstMerit Corp.	850	17,502
Hancock Holding Co.	300	13,638
International Bancshares Corp.	720	15,718
National Penn Bancshares, Inc.[1]	1,660	24,087
Old National Bancorp[1]	1,500	27,240
Pacific Capital Bancorp	2,810	47,433
PacWest Bancorp	1,200	32,280
Park National Corp.[1]	100	7,175
Popular, Inc.[1]	7,420	38,287
Regions Financial Corp.	8,220	65,431
Sterling Financial Corp., Western US	660	5,808
Susquehanna Bancshares, Inc.[1]	1,700	27,047
Trustmark Corp.[1]	640	13,818
U.S. Bancorp	9,000	225,090
UCBH Holdings, Inc.	2,720	18,714
Umpqua Holdings Corp.[1]	970	14,036
United Community Banks, Inc.[1]	561	7,618
Webster Financial Corp.	2,760	38,033
Wells Fargo & Co.	9,830	289,788
Whitney Holding Corp.	500	7,995
Wintrust Financial Corp.	120	2,468
Zions Bancorp	880	21,569

		1,147,119

Consumer Finance—0.3%
AmeriCredit Corp.[1,2]	3,560	27,198
Capital One Financial Corp.	1,200	38,268
Cash America International, Inc.	1,680	45,948
Discover Financial Services	7,520	71,666
EZCORP, Inc., Cl. A2	400	6,084
Nelnet, Inc., Cl. A	550	7,882
Student Loan Corp. (The)	130	5,330

		202,376
F4 | GROWTH PORTFOLIO

	Shares	Value
Diversified Financial Services—1.6%
Bank of America Corp.	29,212	$411,305
CIT Group, Inc.	7,760	35,230
Interactive Brokers Group, Inc., Cl. A2	1,940	34,707
JPMorgan Chase & Co.	17,514	552,216
NYSE Euronext	4,720	129,234
PHH Corp.[2]	1,240	15,785

		1,178,477

Insurance—3.8%
Allied World Assurance Holdings Ltd.	1,220	49,532
Allstate Corp.	2,200	72,072
American Financial Group, Inc.	2,760	63,149
American National Insurance Co.	30	2,212
AmTrust Financial Services, Inc.	200	2,320
Arch Capital Group Ltd.[2]	500	35,050
Aspen Insurance Holdings Ltd.	2,240	54,320
Assured Guaranty Ltd.	1,150	13,110
Axis Capital Holdings Ltd.	2,270	66,102
Berkley (W.R.) Corp.	2,650	82,150
Berkshire Hathaway, Inc., Cl. B2	91	292,474
Brown & Brown, Inc.	3,060	63,954
Chubb Corp.	5,710	291,210
Cincinnati Financial Corp.	1,210	35,175
CNA Financial Corp.	2,730	44,881
CNA Surety Corp.[2]	230	4,416
Conseco, Inc.[2]	1,720	8,910
Delphi Financial Group, Inc., Cl. A	1,650	30,426
Employers Holdings, Inc.	1,350	22,275
Endurance Specialty Holdings Ltd.	900	27,477
FBL Financial Group, Inc., Cl. A	50	773
Fidelity National Title Group, Inc., Cl. A	1,080	19,170
First American Corp.	300	8,667
Flagstone Reinsurance Holdings Ltd.	100	977
Genworth Financial, Inc., Cl. A	6,280	17,772
Hanover Insurance Group, Inc.	1,000	42,970
Harleysville Group, Inc.	500	17,365
Hartford Financial Services Group, Inc. (The)	1,600	26,272
HCC Insurance Holdings, Inc.	1,510	40,393
Infinity Property & Casualty Corp.	50	2,337
IPC Holdings Ltd.	1,790	53,521
Lincoln National Corp.	2,600	48,984
Loews Corp.	8,473	239,362
Max Capital Group Ltd.	1,870	33,099
Montpelier Re Holdings Ltd.	800	13,432
Nationwide Financial Services, Inc., Cl. A	400	20,884
Navigators Group, Inc. (The)[2]	240	13,178
Odyssey Re Holdings Corp.[1]	1,180	61,136
Old Republic International Corp.	1,920	22,886
OneBeacon Insurance Group Ltd.	570	5,951
Partnerre Holdings Ltd.	740	52,740
Phoenix Cos., Inc. (The)	1,600	5,232
Platinum Underwriters Holdings Ltd.	1,730	62,418
ProAssurance Corp.[2]	710	37,474
Protective Life Corp.	3,620	51,947
Prudential Financial, Inc.	6,360	192,454
RLI Corp.	500	30,580
Selective Insurance Group, Inc.	1,210	27,745
StanCorp Financial Group, Inc.	1,280	53,466
State Auto Financial Corp.	100	3,006
Transatlantic Holdings, Inc.	330	13,220
Travelers Cos., Inc. (The)	4,240	191,648
United Fire & Casualty Co.	230	7,146
Unitrin, Inc.	1,540	24,548
Validus Holdings Ltd.	100	2,616
XL Capital Ltd., Cl. A1	2,660	9,842
Zenith National Insurance Corp.	580	18,311

		2,734,737

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc., Cl. A2	2,920	12,614
Forest City Enterprises, Inc., Cl. A	1,580	10,586
Jones Lang LaSalle, Inc.	400	11,080

		34,280

Thrifts & Mortgage Finance—0.1%
MGIC Investment Corp.	3,410	11,867
NewAlliance Bancshares, Inc.	750	9,878
Provident Financial Services, Inc.	1,000	15,300
Tree.com, Inc.[2]	153	398

		37,443

Health Care—9.0%
Biotechnology—1.0%
Amgen, Inc.[2]	7,240	418,110
Celera Corp.[2]	30	334
Cubist Pharmaceuticals, Inc.[1,2]	1,200	28,992
Facet Biotech Corp.[2]	828	7,941
Genentech, Inc.[2]	2,830	234,635
Martek Biosciences Corp.[1]	800	24,248
PDL BioPharma, Inc.	4,140	25,585

		739,845
F5 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Health Care Equipment & Supplies—0.3%
American Medical Systems Holdings, Inc.[2]	170	$1,528
Analogic Corp.	300	8,184
Hill-Rom Holdings, Inc.[1]	1,100	18,106
Inverness Medical Innovations, Inc.[2]	540	10,211
Medtronic, Inc.	1,600	50,272
Sirona Dental Systems, Inc.[2]	700	7,350
Steris Corp.	520	12,423
Zimmer Holdings, Inc.[2]	2,640	106,709

		214,783

Health Care Providers & Services—2.7%
Aetna, Inc.	22,820	650,370
AMERIGROUP Corp.[1,2]	2,430	71,734
Brookdale Senior Living, Inc.[1]	1,830	10,211
Cardinal Health, Inc.	600	20,682
Catalyst Health Solutions, Inc.[2]	600	14,610
Centene Corp.[2]	2,580	50,852
Chemed Corp.	1,130	44,940
CIGNA Corp.	4,000	67,400
Community Health Systems, Inc.[2]	650	9,477
Coventry Health Care, Inc.[2]	2,310	34,373
Emergency Medical Services LP, Cl. A1,2	300	10,983
Health Net, Inc.[2]	3,820	41,600
Healthspring, Inc.[2]	1,150	22,966
Kindred Healthcare, Inc.[2]	1,600	20,832
LifePoint Hospitals, Inc.[1,2]	2,080	47,507
Lincare Holdings, Inc.[2]	1,460	39,318
Magellan Health Services, Inc.[2]	300	11,748
Molina Healthcare, Inc.[2]	260	4,579
Omnicare, Inc.	1,260	34,978
Owens & Minor, Inc.	260	9,789
Pediatrix Medical Group, Inc.[2]	660	20,922
Universal American Corp.[2]	760	6,703
Universal Health Services, Inc., Cl. B	1,040	39,073
WellCare Health Plans, Inc.[2]	1,120	14,403
WellPoint, Inc.[2]	15,230	641,640

		1,941,690

Health Care Technology—0.0%
Allscripts-Misys Healthcare Solutions, Inc.	580	5,754
IMS Health, Inc.	600	9,096

		14,850

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.[2]	970	33,048
Varian, Inc.[2]	400	13,404

		46,452

Pharmaceuticals—4.9%
Abbott Laboratories	3,020	161,177
Eli Lilly & Co.	8,570	345,114
Endo Pharmaceuticals Holdings, Inc.[2]	2,070	53,572
Forest Laboratories, Inc.[2]	3,560	90,673
Johnson & Johnson	18,660	1,116,428
K-V Pharmaceutical Co., Cl. A2	100	288
King Pharmaceuticals, Inc.[1,2]	7,460	79,225
Medicis Pharmaceutical Corp., Cl. A1	3,570	49,623
Merck & Co., Inc.	15,070	458,128
Pfizer, Inc.	57,755	1,022,841
Sepracor, Inc.[2]	2,230	24,485
Warner Chilcott Ltd., Cl. A2	120	1,740
Watson Pharmaceuticals, Inc.[2]	1,480	39,324
Wyeth	1,690	63,392

		3,506,010

Industrials—14.2%
Aerospace & Defense—3.7%
BE Aerospace, Inc.[2]	4,000	30,760
Boeing Co.	7,810	333,253
Ceradyne, Inc.[2]	1,870	37,980
Cubic Corp.	420	11,424
DynCorp International, Inc., Cl. A2	100	1,517
Esterline Technologies Corp.[2]	1,650	62,519
General Dynamics Corp.	4,350	250,517
Goodrich Corp.	1,610	59,602
Honeywell International, Inc.	8,330	273,474
L-3 Communications Holdings, Inc.	2,640	194,779
Lockheed Martin Corp.	910	76,513
Northrop Grumman Corp.	12,440	560,298
Orbital Sciences Corp.[2]	900	17,577
Precision Castparts Corp.	2,360	140,373
Raytheon Co.	5,620	286,845
Spirit Aerosystems Holdings, Inc., Cl. A2	1,460	14,848
Triumph Group, Inc.	930	39,488
United Technologies Corp.	5,440	291,584

		2,683,351

Air Freight & Logistics—0.1%
Hub Group, Inc., Cl. A2	900	23,877
Pacer International, Inc.	500	5,215
UTi Worldwide, Inc.	800	11,472

		40,564

Airlines—0.3%
Alaska Air Group, Inc.[2]	830	24,278
Continental Airlines, Inc., Cl. B2	3,100	55,986
F6 | GROWTH PORTFOLIO

	Shares	Value
Airlines Continued
SkyWest, Inc.	2,020	$37,572
UAL Corp.	4,380	48,268
US Airways Group, Inc.[2]	3,940	30,456

		196,560

Building Products—0.2%
Armstrong World Industries, Inc.	1,170	25,295
Lennox International, Inc.	1,730	55,862
Owens Corning, Inc.[2]	2,200	38,060
Simpson Manufacturing Co., Inc.	270	7,495

		126,712

Commercial Services & Supplies—1.3%
Administaff, Inc.	830	17,994
American Reprographics Co.[2]	240	1,656
Brink’s Co. (The)	990	26,611
Clean Harbors, Inc.[2]	300	19,032
Copart, Inc.[2]	930	25,287
Corporate Executive Board Co. (The)	940	20,736
CoStar Group, Inc.[2]	660	21,740
Deluxe Corp.	3,480	52,061
EnergySolutions, Inc.	140	791
Equifax, Inc.	1,890	50,123
First Advantage Corp., Cl. A2	210	2,972
HNI Corp.	2,360	37,382
Interface, Inc., Cl. A	2,030	9,419
Korn-Ferry International[2]	3,020	34,488
M&F Worldwide Corp.[2]	50	773
Manpower, Inc.	1,700	57,783
Miller (Herman), Inc.	2,150	28,015
Monster Worldwide, Inc.[1,2]	5,530	66,858
MPS Group, Inc.[2]	6,080	45,782
Navigant Consulting, Inc.[2]	330	5,237
Pitney Bowes, Inc.	2,480	63,190
R.R. Donnelley & Sons Co.	3,580	48,616
Resources Connection, Inc.[2]	1,900	31,122
Robert Half International, Inc.	3,560	74,119
Steelcase, Inc., Cl. A	5,910	33,214
Sykes Enterprises, Inc.[2]	500	9,560
TrueBlue, Inc.[2]	1,120	10,718
United Stationers, Inc.[2]	400	13,396
Viad Corp.	260	6,432
Waste Management, Inc.	2,810	93,123
Watson Wyatt & Co. Holdings	1,040	49,733

		957,963

Construction & Engineering—0.7%
Aecom Technology Corp.[2]	60	1,844
Chicago Bridge & Iron Co. NV	3,380	33,969
EMCOR Group, Inc.[2]	3,450	77,384
Fluor Corp.[1]	4,330	194,287
Granite Construction, Inc.	1,310	57,548
KBR, Inc.	940	14,288
MasTec, Inc.[2]	2,170	25,129
Perini Corp.[2]	2,560	59,853
Shaw Group, Inc. (The)[2]	1,500	30,705

		495,007

Electrical Equipment—1.1%
Acuity Brands, Inc.	1,900	66,329
Baldor Electric Co.	2,950	52,658
Belden, Inc.	2,660	55,541
Brady Corp., Cl. A	610	14,610
Cooper Industries Ltd., Cl. A	1,140	33,322
Emerson Electric Co.	7,240	265,056
GrafTech International Ltd.[2]	7,620	63,398
Hubbell, Inc., Cl. B	1,130	36,928
Regal-Beloit Corp.	200	7,598
Rockwell Automation, Inc.	1,780	57,387
Roper Industries, Inc.	480	20,837
Smith (A.O.) Corp.	1,070	31,586
Thomas & Betts Corp.[2]	1,750	42,035
Woodward Governor Co.	1,980	45,580

		792,865

Industrial Conglomerates—1.8%
3M Co.	3,840	220,954
Carlisle Cos., Inc.	200	4,140
General Electric Co.	63,930	1,035,666
McDermott International, Inc.[2]	700	6,916
Tyco International Ltd.	1,185	25,596

		1,293,272

Machinery—3.9%
Actuant Corp., Cl. A	1,130	21,493
AGCO Corp.[2]	300	7,077
Barnes Group, Inc.	700	10,150
Briggs & Stratton Corp.	1,400	24,626
Bucyrus International, Inc., Cl. A	2,090	38,707
Caterpillar, Inc.	10,760	480,649
Chart Industries, Inc.[2]	510	5,421
CIRCOR International, Inc.	800	22,000
Crane Co.	1,750	30,170
Cummins, Inc.	10,490	280,398
F7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Machinery Continued
Deere & Co.	2,140	$82,005
Dover Corp.	2,540	83,617
Eaton Corp.	110	5,468
EnPro Industries, Inc.[2]	1,170	25,202
Flowserve Corp.	200	10,300
Gardner Denver, Inc.[2]	2,490	58,117
Graco, Inc.	1,440	34,171
Harsco Corp.	1,970	54,530
IDEX Corp.	2,040	49,266
Illinois Tool Works, Inc.	6,100	213,805
Ingersoll-Rand Co. Ltd., Cl. A	12,280	213,058
Joy Global, Inc.	1,700	38,913
Kennametal, Inc.	3,210	71,230
Lincoln Electric Holdings, Inc.	1,100	56,023
Manitowoc Co., Inc. (The)	5,180	44,859
Mueller Industries, Inc.	1,730	43,388
Mueller Water Products, Inc., Cl. A	2,890	24,276
Navistar International Corp.[2]	1,160	24,801
Nordson Corp.[1]	1,100	35,519
Oshkosh Corp.	4,060	36,093
Parker-Hannifin Corp.	10,140	431,356
Robbins & Myers, Inc.	1,740	28,136
Sauer-Danfoss, Inc.	60	525
Terex Corp.[2]	1,280	22,170
Timken Co.	3,750	73,613
Titan International, Inc.	2,140	17,655
Toro Co. (The)	1,830	60,390
Trinity Industries, Inc.	2,940	46,334
Wabtec Corp.	80	3,180
Watts Water Technologies, Inc., Cl. A1	1,370	34,209

		2,842,900

Marine—0.1%
Alexander & Baldwin, Inc.	700	17,542
Excel Maritime Carriers Ltd.	400	2,816
Genco Shipping & Trading Ltd.[1]	1,680	24,864
Kirby Corp.[2]	380	10,397
TBS International Ltd., Cl. A2	100	1,003

		56,622

Road & Rail—0.7%
Amerco[1,2]	100	3,453
Arkansas Best Corp.[1]	1,760	52,994
Avis Budget Group, Inc.[2]	2,800	1,960
CSX Corp.	1,870	60,719
Heartland Express, Inc.	800	12,608
Hertz Global Holdings, Inc.[1,2]	6,860	34,780
Norfolk Southern Corp.	5,460	256,893
Old Dominion Freight Line, Inc.[2]	100	2,846
Ryder Systems, Inc.	120	4,654
Werner Enterprises, Inc.	2,740	47,512
YRC Worldwide, Inc.[1,2]	1,500	4,305

		482,724

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	1,330	25,164
GATX Corp.	590	18,272
MSC Industrial Direct Co., Inc., Cl. A1	1,340	49,352
RSC Holdings, Inc.[2]	490	4,175
Textainer Group Holdings Ltd.	270	2,862
United Rentals, Inc.[1,2]	5,080	46,330
Watsco, Inc.	640	24,576
WESCO International, Inc.[2]	2,780	53,459

		224,190

Information Technology—22.9%
Communications Equipment—3.2%
3Com Corp.[2]	11,280	25,718
ADTRAN, Inc.	2,710	40,325
Avocent Corp.[2]	2,850	51,044
Brocade Communications Systems, Inc.[2]	15,450	43,260
Ciena Corp.[1,2]	4,620	30,954
Cisco Systems, Inc.[2]	69,040	1,125,352
CommScope, Inc.[2]	3,360	52,214
Comtech Telecommunications Corp.[2]	300	13,746
Corning, Inc.	10,390	99,017
EchoStar Holding Corp.[1,2]	1,550	23,049
Emulex Corp.[2]	6,330	44,183
F5 Networks, Inc.[2]	3,350	76,581
Harris Corp.	1,660	63,163
InterDigital, Inc.[2]	1,870	51,425
JDS Uniphase Corp.[2]	14,550	53,108
Plantronics, Inc.	3,420	45,144
Polycom, Inc.[2]	2,500	33,775
QUALCOMM, Inc.	9,150	327,845
Starent Networks Corp.[2]	330	3,937
Tekelec, Inc.[2]	2,460	32,816
Tellabs, Inc.[2]	16,020	66,002
ViaSat, Inc.[2]	190	4,575

		2,307,233
F8 | GROWTH PORTFOLIO

	Shares	Value
Computers & Peripherals—5.1%
Apple, Inc.[2]	4,910	$419,069
Avid Technology, Inc.[2]	800	8,728
Dell, Inc.[2]	4,010	41,062
Electronics for Imaging, Inc.[2]	1,130	10,803
EMC Corp.[2]	15,510	162,390
Hewlett-Packard Co.	32,800	1,190,312
Intermec, Inc.[2]	930	12,350
International Business Machines Corp.	14,770	1,243,043
Lexmark International, Inc., Cl. A1,2	2,420	65,098
NCR Corp.[2]	3,700	52,318
NetApp, Inc.[2]	2,340	32,690
QLogic Corp.[2]	5,700	76,608
SanDisk Corp.[2]	4,400	42,240
Seagate Technology	20,920	92,676
Sun Microsystems, Inc.[2]	11,840	45,229
Synaptics, Inc.[1,2]	2,240	37,094
Teradata Corp.[2]	2,650	39,300
Western Digital Corp.[2]	3,740	42,823

		3,613,833

Electronic Equipment & Instruments—1.2%
Agilent Technologies, Inc.[2]	5,860	91,592
Amphenol Corp., Cl. A	1,720	41,246
Anixter International, Inc.[2]	1,280	38,554
Arrow Electronics, Inc.[2]	3,000	56,520
Avnet, Inc.[2]	3,300	60,093
AVX Corp.	1,390	11,037
Benchmark Electronics, Inc.[2]	4,160	53,123
Cogent, Inc.[2]	1,760	23,883
Cognex Corp.	500	7,400
Coherent, Inc.[2]	770	16,524
Dolby Laboratories, Inc., Cl. A2	1,150	37,674
Ingram Micro, Inc., Cl. A2	4,600	61,594
Itron, Inc.[2]	460	29,320
Jabil Circuit, Inc.	6,160	41,580
L-1 Identity Solutions, Inc.[2]	510	3,437
Molex, Inc.	3,600	52,164
MTS Systems Corp.	60	1,598
National Instruments Corp.	1,450	35,322
Plexus Corp.[2]	1,000	16,950
Rofin-Sinar Technologies, Inc.[2]	550	11,319
ScanSource, Inc.[2]	150	2,891
SYNNEX Corp.[2]	800	9,064
Tech Data Corp.[2]	900	16,056
Technitrol, Inc.	300	1,044
Trimble Navigation Ltd.[2]	2,640	57,050
Tyco Electronics Ltd.	3,890	63,057
Vishay Intertechnology, Inc.[2]	9,320	31,874

		871,966

Internet Software & Services—0.9%
Akamai Technologies, Inc.[1,2]	3,360	50,702
Digital River, Inc.[2]	2,130	52,824
EarthLink, Inc.[2]	4,710	31,840
eBay, Inc.[2]	8,030	112,099
Google, Inc., Cl. A2	630	193,820
IAC/InterActiveCorp[2]	90	1,416
j2 Global Communications, Inc.[2]	2,890	57,916
Open Text Corp.[1,2]	1,120	33,746
RealNetworks, Inc.[2]	400	1,412
Sohu.com, Inc.[2]	810	38,345
ValueClick, Inc.[2]	4,620	31,601
VeriSign, Inc.[2]	2,570	49,036
VistaPrint Ltd.[2]	620	11,538
WebMD Health Corp., Cl. A2	10	236

		666,531

IT Services—0.9%
Acxiom Corp.	4,310	34,954
Affiliated Computer Services, Inc., Cl. A2	260	11,947
Broadridge Financial Solutions, Inc.	3,410	42,761
Computer Sciences Corp.[2]	2,250	79,065
Convergys Corp.[2]	7,640	48,972
CSG Systems International, Inc.[2]	1,270	22,187
DST Systems, Inc.[2]	910	34,562
Fidelity National Information Services, Inc.	1,230	20,012
Gartner, Inc.[1,2]	1,860	33,164
Heartland Payment Systems, Inc.	330	5,775
Hewitt Associates, Inc.[2]	1,440	40,867
NeuStar, Inc., Cl. A2	1,870	35,773
Perot Systems Corp., Cl. A2	3,380	46,205
Sapient Corp.[2]	4,270	18,959
Syntel, Inc.	210	4,855
TeleTech Holdings, Inc.[2]	2,250	18,788
Total System Services, Inc.	3,020	42,280
Unisys Corp.[2]	5,590	4,752
Western Union Co.	8,040	115,294

		661,172

Office Electronics—0.7%
Xerox Corp.	56,260	448,392
Zebra Technologies Corp., Cl. A2	2,460	49,840

		498,232
F9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—5.0%
Advanced Micro Devices, Inc.[2]	1,070	$2,311
Altera Corp.[1]	5,100	85,221
Amkor Technology, Inc.[2]	9,970	21,735
Analog Devices, Inc.	4,000	76,080
Applied Materials, Inc.	43,900	444,707
Atheros Communications, Inc.[1,2]	2,440	34,916
Atmel Corp.[2]	8,200	25,666
Broadcom Corp., Cl. A2	5,500	93,335
Cabot Microelectronics Corp.[2]	600	15,642
Cymer, Inc.[2]	1,170	25,635
Entegris, Inc.[2]	1,700	3,723
Fairchild Semiconductor International, Inc., Cl. A2	8,330	40,734
FEI Co.[2]	370	6,978
Integrated Device Technology, Inc.[2]	9,330	52,341
Intel Corp.	79,830	1,170,308
International Rectifier Corp.[2]	1,490	20,115
Intersil Corp., Cl. A	4,780	43,928
KLA-Tencor Corp.	2,800	61,012
LSI Corp.[2]	14,890	48,988
Marvell Technology Group Ltd.[2]	7,960	53,093
MEMC Electronic Materials, Inc.[2]	3,500	49,980
Microsemi Corp.[2]	890	11,250
MKS Instruments, Inc.[2]	3,030	44,814
National Semiconductor Corp.	3,530	35,547
Novellus Systems, Inc.[2]	3,930	48,496
NVIDIA Corp.[2]	6,890	55,602
ON Semiconductor Corp.[2]	3,600	12,240
PMC-Sierra, Inc.[2]	8,130	39,512
Power Integrations, Inc.	200	3,976
RF Micro Devices, Inc.[2]	4,200	3,276
Semtech Corp.[2]	4,060	45,756
Silicon Laboratories, Inc.[2]	2,160	53,525
Skyworks Solutions, Inc.[1,2]	4,040	22,382
Teradyne, Inc.[2]	11,740	49,543
Tessera Technologies, Inc.[2]	870	10,336
Texas Instruments, Inc.	42,260	655,875
Varian Semiconductor Equipment Associates, Inc.[2]	1,640	29,717
Verigy Ltd.[2]	1,920	18,470
Xilinx, Inc.	3,510	62,548

		3,579,313

Software—5.9%
Adobe Systems, Inc.[2]	1,260	26,825
Advent Software, Inc.[2]	160	3,195
Amdocs Ltd.[2]	3,500	64,015
Ansys, Inc.[2]	1,250	34,863
Autodesk, Inc.[2]	3,330	65,435
BMC Software, Inc.[2]	930	25,026
CA, Inc.	9,100	168,623
Cadence Design Systems, Inc.[2]	10,170	37,222
Check Point Software Technologies Ltd.[2]	1,500	28,485
Citrix Systems, Inc.[2]	2,390	56,332
Compuware Corp.[2]	8,860	59,805
Concur Technologies, Inc.[2]	600	19,692
FactSet Research Systems, Inc.	940	41,586
Fair Isaac Corp.	3,180	53,615
Henry (Jack) & Associates, Inc.	1,180	22,904
Informatica Corp.[1,2]	1,700	23,341
Lawson Software, Inc.[2]	2,420	11,471
Mentor Graphics Corp.[2]	1,840	9,513
MICROS Systems, Inc.[2]	1,670	27,254
Microsoft Corp.	83,000	1,613,520
MicroStrategy, Inc., Cl. A2	120	4,456
Net 1 UEPS Technologies, Inc.[2]	1,750	23,975
Nuance Communications, Inc.[2]	3,960	41,026
Oracle Corp.[2]	39,248	695,867
Parametric Technology Corp.[2]	4,340	54,901
Progress Software Corp.[2]	890	17,141
Quest Software, Inc.[2]	3,250	40,918
Solera Holdings, Inc.[2]	610	14,701
Sybase, Inc.[2]	2,500	61,925
Symantec Corp.[2]	49,430	668,294
Synopsys, Inc.[2]	3,020	55,930
Take-Two Interactive Software, Inc.	3,270	24,721
THQ, Inc.[2]	840	3,520
TIBCO Software, Inc.[2]	11,010	57,142
Wind River Systems, Inc.[2]	3,830	34,585

		4,191,824

Materials—5.5%
Chemicals—1.7%
Air Products & Chemicals, Inc.	400	20,108
Ashland, Inc.	4,424	46,496
Cabot Corp.	400	6,120
Celanese Corp., Series A	2,630	32,691
CF Industries Holdings, Inc.	940	46,210
Chemtura Corp.	8,290	11,606
Cytec Industries, Inc.	1,230	26,101
Dow Chemical Co. (The)	3,290	49,646
E.I. du Pont de Nemours & Co.	1,400	35,420
Eastman Chemical Co.	1,150	36,467
Ferro Corp.	1,480	10,434
Fuller (H.B.) Co.	2,320	37,375
F10 | GROWTH PORTFOLIO

	Shares	Value
Chemicals Continued
Koppers Holdings, Inc.	500	$10,810
Minerals Technologies, Inc.	790	32,311
Monsanto Co.	3,080	216,678
Mosaic Co. (The)	9,890	342,194
Nalco Holding Co.[1]	2,550	29,427
NewMarket Corp.	510	17,804
NOVA Chemicals Corp.	2,740	13,070
Olin Corp.	1,400	25,312
Rockwood Holdings, Inc.[2]	1,180	12,744
RPM International, Inc.	2,780	36,946
Scotts Miracle-Gro Co. (The), Cl. A	770	22,884
Terra Industries, Inc.	2,710	45,176
Valhi, Inc.[1]	140	1,498
Valspar Corp. (The)	2,080	37,627
W.R. Grace & Co.[2]	330	1,970
Westlake Chemical Corp.	1,000	16,290

		1,221,415

Containers & Packaging—0.4%
Owens-Illinois, Inc.[2]	2,700	73,791
Packaging Corp. of America	1,280	17,229
Rock-Tenn Co., Cl. A	900	30,762
Sealed Air Corp.	3,250	48,555
Smurfit-Stone Container Corp.[2]	6,280	1,601
Sonoco Products Co.	2,150	49,794
Temple-Inland, Inc.[1]	8,090	38,832

		260,564

Metals & Mining—3.2%
AK Steel Holding Corp.	5,480	51,074
Alcoa, Inc.	36,050	405,923
Allegheny Technologies, Inc.	1,710	43,656
Carpenter Technology Corp.	2,780	57,101
Century Aluminum Co.[2]	3,080	30,800
Commercial Metals Co.	3,880	46,056
Compass Minerals International, Inc.	240	14,078
Freeport-McMoRan Copper & Gold, Inc., Cl. B	14,630	357,557
Kaiser Aluminum Corp.	400	9,008
Nucor Corp.	11,840	547,008
Olympic Steel, Inc.	100	2,037
Reliance Steel & Aluminum Co.	2,120	42,273
RTI International Metals, Inc.[1,2]	100	1,431
Schnitzer Steel Industries, Inc.	1,690	63,629
Southern Copper Corp.[1]	33,320	535,119
United States Steel Corp.	2,000	74,400
Worthington Industries, Inc.[1]	2,340	25,787

		2,306,937

Paper & Forest Products—0.2%
Domtar Corp.[2]	18,280	30,528
International Paper Co.	7,510	88,618
Louisiana-Pacific Corp.	1,530	2,387
MeadWestvaco Corp.	1,520	17,009

		138,542

Telecommunication Services—3.3%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	42,890	1,222,365
Cincinnati Bell, Inc.[2]	5,490	10,596
Embarq Corp.	2,500	89,900
Global Crossing Ltd.[2]	390	3,097
NTELOS Holdings Corp.	1,240	30,578
Premiere Global Services, Inc.[2]	1,500	12,915
Qwest Communications International, Inc.	18,600	67,704
tw telecom, Inc.[2]	5,280	44,722
Verizon Communications, Inc.	16,650	564,435
Windstream Corp.	6,100	56,120

		2,102,432

Wireless Telecommunication Services—0.4%
Centennial Communications Corp.[2]	1,800	14,508
NII Holdings, Inc.[2]	2,250	40,905
Sprint Nextel Corp.[2]	47,256	86,478
Syniverse Holdings, Inc.[2]	2,500	29,850
Telephone & Data Systems, Inc.	2,100	66,675
United States Cellular Corp.[2]	840	36,322

		274,738

Utilities—0.6%
Electric Utilities—0.3%
Duke Energy Corp.	13,520	202,901
UniSource Energy Corp.	860	25,250

		228,151

Energy Traders—0.1%
Mirant Corp.[2]	2,070	39,061
Reliant Energy, Inc.[2]	5,120	29,594

		68,655

Gas Utilities—0.1%
Laclede Group, Inc. (The)	500	23,420
South Jersey Industries, Inc.	20	797
Southwest Gas Corp.	480	12,106
WGL Holdings, Inc.	520	16,999

		53,322

Multi-Utilities—0.1%
Avista Corp.	1,860	36,047
CH Energy Group, Inc.	140	7,195
F11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Multi-Utilities Continued
Integrys Energy Group, Inc.	400	$17,192

		60,434

Total Common Stocks (Cost $102,564,638)		71,335,852

Preferred Stocks—0.0%
Wachovia Corp., Dividend Equalization Preferred Shares[2,3] (Cost $0)	2,000	3

Investment Company—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[4,5] (Cost $196,470)	196,470	196,470
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $102,761,108)		71,532,325

Investments Purchased with Cash Collateral from Securities Loaned—4.0%[6]
OFI Liquid Assets Fund, LLC, 1.71%[4,5] (Cost $2,832,400)	2,832,400	2,832,400

Total Investments, at Value (Cost $105,593,508)	103.8%	74,364,725
Liabilities in Excess of Other Assets	(3.8)	(2,708,047)

Net Assets	100.0%	$71,656,678

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Partial or fully-loaned security. See Note 6 of accompanying Notes.

2.	Non-income producing security.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $3, which represents less than 0.005% of the Portfolio’s net assets. See Note 5 of accompanying Notes.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

OFI Liquid Assets Fund, LLC	—	17,943,436	15,111,036	2,832,400
Oppenheimer Institutional Money Market Fund, Cl. E	643,145	18,531,405	18,978,080	196,470

	Value	Income

OFI Liquid Assets Fund, LLC	$2,832,400	$18,011	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	196,470	21,604

	$3,028,870	$39,615

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
5. Rate shown is the 7-day yield as of December 31, 2008.
6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 6 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Portfolio’s investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1—Quoted Prices	$74,364,725	$—
Level 2—Other Significant Observable Inputs	—	—
Level 3—Significant Unobservable Inputs	—	—

Total	$74,364,725	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F12 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $102,564,638)	$71,335,855
Affiliated companies (cost $3,028,870)	3,028,870

74,364,725

Receivables and other assets:
Dividends	112,857
Shares of capital stock sold	78,018
Investments sold	59,555
Other	12,484

Total assets	74,627,639

Liabilities
Bank overdraft	21,043
Return of collateral for securities loaned	2,786,275
Payables and other liabilities:
Shares of capital stock redeemed	115,336
Shareholder communications	10,711
Directors’ compensation	3,269
Transfer and shareholder servicing agent fees	860
Investments purchased	501
Other	32,966

Total liabilities	2,970,961

Net Assets	$71,656,678

Composition of Net Assets
Par value of shares of capital stock	$51,332
Additional paid-in capital	163,033,043
Accumulated net investment income	1,408,951
Accumulated net realized loss on investments	(61,607,865)
Net unrealized depreciation on investments	(31,228,783)

Net Assets—applicable to 51,331,666 shares of capital stock outstanding	$71,656,678

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.40
See accompanying Notes to Financial Statements.
F13 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $144)	$2,098,368
Affiliated companies	21,604
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	20,695
Affiliated companies	18,011
Interest	1,093

Total investment income	2,159,771

Expenses
Management fees	659,276
Legal, auditing and other professional fees	30,179
Shareholder communications	17,092
Accounting service fees	15,000
Transfer and shareholder servicing agent fees	9,994
Directors’ compensation	9,250
Custodian fees and expenses	694
Other	7,687

Total expenses	749,172
Less reduction to custodian expenses	(196)
Less waivers and reimbursements of expenses	(683)

Net expenses	748,293

Net Investment Income	1,411,478

Realized and Unrealized Loss
Net realized loss on investments from unaffiliated companies	(14,817,877)
Net change in unrealized depreciation on investments	(35,112,842)

Net Decrease in Net Assets Resulting from Operations	$(48,519,241)

See accompanying Notes to Financial Statements.
F14 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007
Operations
Net investment income	$1,411,478	$1,831,324
Net realized gain (loss)	(14,817,877)	19,537,579
Net change in unrealized appreciation (depreciation)	(35,112,842)	(14,466,430)

Net increase (decrease) in net assets resulting from operations	(48,519,241)	6,902,473

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,823,771)	(1,791,385)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(14,127,302)	(22,465,220)

Net Assets
Total decrease	(64,470,314)	(17,354,132)
Beginning of period	136,126,992	153,481,124

End of period (including accumulated net investment income of $1,408,951 and $1,813,738, respectively)	$71,656,678	$136,126,992

See accompanying Notes to Financial Statements.
F15 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.31	$2.23	$1.97	$1.88	$1.74
Income (loss) from investment operations:
Net investment income[1]	.03	.03	.02	.02	.02
Net realized and unrealized gain (loss)	(.91)	.08	.27	.10	.14

Total from investment operations	(.88)	.11	.29	.12	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.02)
Net asset value, end of period	$1.40	$2.31	$2.23	$1.97	$1.88

Total Return, at Net Asset Value[2]	(38.42)%	4.85%	14.67%	6.41%	9.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,657	$136,127	$153,481	$159,867	$179,076
Average net assets (in thousands)	$105,308	$148,472	$154,927	$165,300	$179,018
Ratios to average net assets:[3]
Net investment income	1.34%	1.23%	1.16%	1.24%	1.39%
Total expenses	0.71%[4,5,6]	0.69%[4,5,6]	0.68%[4,5]	0.68%[6,7]	0.66%[6]
Portfolio turnover rate	115%	101%	88%	81%	78%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F16 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the “Portfolio”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek high total return. The Portfolio’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Portfolio’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities
F17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Portfolio’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Portfolio is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Portfolio’s Securities Lending Procedures, the Portfolio may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Portfolio’s investment in LAF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
F18 | GROWTH PORTFOLIO

income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$1,412,221	$—	$60,886,181	$31,950,463

1.	As of December 31, 2008, the Portfolio had $58,296,997 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$10,833,187
2010	28,419,014
2011	6,902,886
2016	12,141,910

Total	$58,296,997

2.	As of December 31, 2008, the Portfolio had $2,589,184 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Portfolio utilized $19,040,521 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Portfolio were unaffected by the reclassifications.

Increase to	Increase to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Income	on Investments

$7,506	$7,506
F19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$1,823,771	$1,791,385
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$106,315,188
Federal tax cost of other investments	(3,666)

Total federal tax cost	$106,311,522

Gross unrealized appreciation	$971,428
Gross unrealized depreciation	(32,921,891)

Net unrealized depreciation	$(31,950,463)

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
F20 | GROWTH PORTFOLIO

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Sold	945,634	$1,633,631	625,408	$1,448,888
Dividends and/or distributions reinvested	921,097	1,823,771	817,984	1,791,385
Redeemed	(9,572,825)	(17,584,704)	(11,077,418)	(25,705,493)

Net decrease	(7,706,094)	$(14,127,302)	(9,634,026)	$(22,465,220)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$122,217,958	$136,344,173
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2008, the Portfolio paid $9,999 to OFS for services to the Portfolio.
F21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF. During the year ended December 31, 2008, the Manager waived $683 for IMMF management fees.
5. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Securities Lending
The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2008, the Portfolio had on loan securities valued at $2,779,783. Collateral of $2,786,275 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Portfolio uses derivative instruments, how these activities are accounted for, and their effect on the Portfolio’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Portfolio’s financial statements and related disclosures.
F22 | GROWTH PORTFOLIO

8. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Portfolio appointed KPMG LLP as the independent registered public accounting firm to the Portfolio for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F23 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the “Portfolio”), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
F24 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2008. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Portfolio during the fiscal year ended December 31, 2008 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
7 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew Growth Portfolio’s (the “Fund”) investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Marc Reinganum, Mark Zavanelli, and Wentong Alex Zhou, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as Directors or Trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
8 | GROWTH PORTFOLIO

     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap core funds underlying variable insurance products advised by other investment advisers. The Board considered that the Portfolio performed competitively vis-à-vis its performance universe median during the five-year period, though it underperformed its performance universe median during the one-, three-, and ten-year periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and large-cap core funds underlying variable insurance products with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees and total expenses were lower than its expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
9 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
10 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Service, Age	in the Funds Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000—May 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (pub- lic utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several posi- tions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

Richard F. Grabish, Director (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment commit- tees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment
11 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Service, Age	in the Funds Complex Currently Overseen

Beverly L. Hamilton, Continued	Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial bank- ing) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 66	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director (since 2002) President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001- December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE PORTFOLIO	The addresses of the Officers in the chart below are as follows: for Messrs. Reinganum, Zavanelli, Zhou and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resigna- tion, retirement, death or removal.

Dr. Marc Reinganum, Vice President and Portfolio Manager (since 2003) Age: 55	Vice President of the Manager (since September 2002); Director of Quantitative Research and Portfolio Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (1995-2002). Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee while at Southern Methodist University. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.
12 | GROWTH PORTFOLIO

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios
Service, Age	in the Funds Complex Currently Overseen

Mark Zavanelli Vice President and Portfolio Manager (since 2008) Age: 38	Vice President of the Manager (since November 2000); a Chartered Financial Analyst. A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

Dr. Wentong Alex Zhou Vice President and Portfolio Manager (since 2008) Age: 42	Senior quantitative analyst of the Manager (since June 1999), assisting in the management and maintenance of the quantitative models for the Main Street Funds. A portfolio manager of the Manager (since January 2007) and an Assistant Vice President of the Manager (since 2001). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
13 | GROWTH PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
Management’s Discussion of Portfolio Performance. For the fiscal year ended December 31, 2008, Total Return Portfolio returned -38.65%, compared to the S&P 500 Index and the Merrill Lynch Corporate and Government Master Index, performance benchmarks used for the Portfolio, which returned -36.99% and 4.95%, respectively. While several factors contributed to these very disappointing results, we believe the most significant factors influencing Portfolio performance for this reporting period were the overwhelmingly volatile and declining market backdrop that dominated 2008 and the volatility of the markets for fixed-income securities throughout 2008 and, later in the period, the Fund’s investments in the high-quality commercial mortgage-backed securities (CMBSs) sector and long-maturity fixed-income securities of highly-rated financial institutions. As major banks collapsed and the mortgage and credit crisis continued to unfold, all industry sectors within the broad equity markets (as measured by the S&P 500 Index) posted double-digit negative returns and most non-Treasury sectors of the U.S. bond markets declined. In such an environment, sources of relative outperformance—much less positive total return—were extremely hard to find, and as such, Portfolio performance potential was severely limited.
     The Portfolio’s equity component neither detracted nor added to overall relative performance for the period, as its returns were largely in line with those of the S&P 500 Index. Given the extremely negative market environment that characterized this reporting period, we view this outcome favorably. First, our decision to remain very cautious in our exposure to financial stocks provided a boost to our relative performance. The financial sector was the worst-performing sector within the benchmark, yet prudent and incisive stock selection enabled us to remain slightly overweight in financial stocks yet substantially outperform this area of the market. We accomplished this by avoiding the most troubled names, such as Bear Stearns, and actively managing all of the financial stocks we did own, successfully selling out of positions prior to severe declines and in some cases, reaping healthy gains in the process.
     Next, our exposure to consumer cyclical stocks also benefited our returns. Although consumer cyclical names were down substantially this year within the S&P 500 Index, strong stock selection enabled us to add roughly 70 basis points of relative returns through this allocation. Our most successful holding in this sector was Wal-Mart Stores, Inc., which defied the trend set this year by most struggling retailers and posted double-digit gains. Similarly, active management of our exposure to luxury consumer cyclical names like Coach, Inc. significantly boosted our relative returns. We owned Coach for only a short period, but reaped a robust return upon selling off this holding.
     On the negative side, two factors detracted from the equity component’s returns and thwarted opportunities for relative outperformance over the equity benchmark. First, the severe underperformance of one telecom-related name rendered our utilities holdings our worst-performing sector for the equity component. Specifically, Sprint Nextel Corp. alone accounted for approximately two-thirds of our difficulties in this sector. Currently a highly leveraged company, Sprint Nextel’s decision to suspend its stock’s dividend pushed its stock price lower, and as such, this holding significantly detracted from our performance.
     The second most significant detractor to our returns within the equity component emanated from our selection of consumer staples stocks. Although this sector was the best-performing sector within the index, we underperformed by not owning a few strong performers, like Anheuser-Busch, Inc., a stock which posted unusually robust gains this year after a takeover bid. Similarly, underweighting Procter & Gamble Co. hurt us. This classically defensive stock surprised on the upside and enjoyed solid gains amidst a declining market. For the longer term, however, we continue to believe this stock does not offer strong total return potential based on its current valuation and earnings, and as such, we continue to underweight it.
     While the equity component of the Portfolio had a neutral impact on overall relative returns, the bond component significantly lagged, hurting returns markedly. We believe several factors led to the bond component’s sharp decline and substantial underperformance versus the Merrill Lynch Corporate and Government Master Index. In the wake of the continuing mortgage crisis and ensuing global economic downturn, financial markets in general experienced extreme volatility and steep declines during the 12-month reporting period. In particular, the fixed-income markets were subject to high volatility, price declines and lack of liquidity, as were the fixed-income securities and derivative investments based on such securities in which the Fund invested. We believe that even highly-rated mortgage securities suffered declines because of their association by investors with the residential mortgage market, and that market concerns about sub-prime mortgages, and expected default rates in CMBS, affected the prices of higher quality CMBS. This marked a sharp dislocation between security prices and investment fundamentals as to those securities for such higher quality CMBS.
3 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION Continued
     Similarly as major banks experienced balance sheet impairments and government officials scrambled to assemble bailout programs, nearly all debt associated with the financial sector dropped sharply in value, affecting even highly rated corporate debt. This occurred despite the fact that the U.S. government became a senior debt-holder of many struggling financial companies. In such an environment, and particularly after Lehman Brothers collapsed into bankruptcy in September 2008, many investors, engaged in panic selling. This led to a situation in which the prices of most non-Treasury fixed-income securities, or “spread products,” detached from their underlying fundamentals, meaning that a security’s price had little correlation to its true, underlying value. As investors sought protection in U.S. Treasury securities, the volatility in the corporate debt market created a backdrop in which even the highest-rated assets were battered, including the Fund’s investments in high quality CMBSs, non-agency residential mortgage-backed securities (MBSs) and longer-maturity investment grade financial bonds, which we had believed to be fundamentally sound.
     At the time the reporting period began, the Fund held positions in highly rated CMBSs and non-agency MBSs, and long-maturity fixed income securities of highly rated financial institutions. These holdings were acquired based on our assessment that they would provide attractive relative valuation opportunities and risk adjusted return, as well as diversification. To avoid large concentrations in individual MBSs and to gain access to the CMBS asset class through an instrument that was broader based and better diversified with respect to geography and property type than individual CMBS, we had pursued CMBS exposure through total return swaps using several CMBS Index securities. In addition, the CMBS Index investments we made were (and are) senior in the capital structure, which means that investors who purchased bonds subordinate to the ones purchased by the Fund would absorb losses from any defaults before the Fund did. The non-agency MBSs we purchased were backed by prime rate, residential jumbo mortgages from highly rated borrowers, not sub-prime borrowers. Additionally, the yield advantage over agency debt was considerable and, we believed, offered a better relative value opportunity than traditional agency mortgage-backed securities. Finally, we saw the opportunity to hold positions in financials due to the higher current yields they offered, and our analysis that the deleveraging process that banks were undergoing would improve their balance sheets.
     By the spring of 2008, we saw even more potential value in these three areas and continued to build out our positions. After JPMorgan Chase and the Federal Reserve Board intervened to rescue Bear Stearns, the credit markets rallied markedly during the second quarter and performance in the Fund improved, which we believed validated our investment thesis and instilled confidence about our allocation decisions.
     However, as the second half of 2008 began, domestic economic conditions worsened, a global recession loomed and investor panic spread. Three primary performance factors emerged. First, there was an unprecedented and unanticipated widening of credit spreads of mortgage-backed securities over Treasury securities, which accelerated during the month of November, and had a negative impact on the Fund’s positions in total return swaps in the CMBS sector. Second, the historical correlation between highly rated securities and Treasuries and investor behavior in past economic crises did not occur in this one. Accordingly, amidst the difficult financial conditions, in a flight to quality, investors flocked to U.S. Treasury securities and not to highly-rated non-Treasury securities, such as the ones the Fund held, which also contributed to the Fund’s poor performance. Third, liquidity virtually disappeared as the markets in mortgage-related instruments effectively shut down. Rather than continuing to expand their positions, traditional financial intermediaries began aggressively shrinking their balance sheets, severely limiting the ability of the Fund’s portfolio team to either scale back or hedge away portfolio holdings that detracted from performance, which had a very negative impact on performance. These events contributed to the Fund’s negative performance and the significant decline in the Fund’s net asset value during the period (and especially in the fourth quarter). Within the challenging constraints of the limited liquidity in the market, we moved to adjust the Fund’s positions in total return swaps in the CMBS sector, and to seek liquidity to position the Fund to deal with the effect of ongoing volatility.
     A less significant, yet still negative, influence on the Fund’s returns came from certain investments within the Fund’s short-maturity, high-yield bond holdings in which we obtained mixed results. A large portion of our holdings in this area performed well, maturing as expected and experiencing no defaults. However, the Fund’s performance was hurt by credit default swaps it had entered into in various sectors (such as the financial and auto-related sectors). Our investments in high-yield debt of auto-related companies and auto-financing entities severely detracted from the Fund’s returns. Much like the financial sector, many issuers associated with the beleaguered auto industry in 2008
4 | TOTAL RETURN PORTFOLIO

struggled to stay afloat, so our investments in those credits—albeit small—suffered declines significant enough to hurt the Fund’s performance.
     We continue to assess the changing market conditions and seek to position the Fund to deal with the effects of ongoing market volatility.
Comparing the Portfolio’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment the Portfolio held until December 31, 2008. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results.
     The Portfolio’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Portfolio’s performance reflects the effects of the Portfolio’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio’s performance, it must be noted that the Portfolio’s investments are not limited to the investments in the indices.
5 | TOTAL RETURN PORTFOLIO

PORTFOLIO PERFORMANCE DISCUSSION
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Portfolio’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Portfolio’s total returns do not include the charges associated with the separate account products that offer this Portfolio. Such performance would have been lower if such charges were taken into account.
6 | TOTAL RETURN PORTFOLIO

FUND EXPENSES
Portfolio Expenses. As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Portfolio. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2008	December 31, 2008	December 31, 2008

	$1,000.00	$684.20	$2.97

Hypothetical
(5% return before expenses)
	1,000.00	1,021.62	3.56
Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 is as follows:

Expense Ratio
0.70%
The expense ratio reflects voluntary waivers or reimbursements of expenses by the Portfolio’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” table in the Portfolio’s financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
7 | TOTAL RETURN PORTFOLIO

THIS PAGE INTENTIONALLY LEFT BLANK.
8 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Common Stocks—61.0%
Consumer Discretionary—3.1%
Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp.	4,200	$261,198
Leisure Equipment & Products—0.3%
Hasbro, Inc.	9,000	262,530
Media—1.6%
CBS Corp., Cl. B	30,200	247,338
Comcast Corp., Cl. A	87,300	1,473,624
Time Warner, Inc.	8,100	81,486

		1,802,448

Specialty Retail—1.0%
Limited Brands, Inc.	107,900	1,083,316
Consumer Staples—9.4%
Beverages—0.3%
Coca-Cola Co. (The)	8,600	389,322
Food & Staples Retailing—2.8%
Safeway, Inc.	26,000	618,020
Wal-Mart Stores, Inc.	44,300	2,483,458

		3,101,478

Food Products—4.2%
Archer-Daniels-Midland Co.	40,900	1,179,147
ConAgra Foods, Inc.	105,600	1,742,400
Heinz (H.J.) Co.	37,400	1,406,240
Tyson Foods, Inc., Cl. A	31,300	274,188

		4,601,975

Household Products—0.3%
Colgate-Palmolive Co.	1,300	89,102
Procter & Gamble Co. (The)	3,700	228,734

		317,836

Tobacco—1.8%
Altria Group, Inc.	56,400	849,384
Philip Morris International, Inc.	25,600	1,113,856

		1,963,240

Energy—6.0%
Energy Equipment & Services—0.8%
Halliburton Co.	49,500	899,910
Oil, Gas & Consumable Fuels—5.2%
Chesapeake Energy Corp.	62,500	1,010,625
Chevron Corp.	7,700	569,569
ConocoPhillips	30,800	1,595,440
Devon Energy Corp.	6,200	407,402
Exxon Mobil Corp.	11,700	934,011
Marathon Oil Corp.	10,100	276,336
Valero Energy Corp.	43,500	941,340

		5,734,723

Financials—10.1%
Capital Markets—2.8%
Ameriprise Financial, Inc.	28,400	663,424
Bank of New York Mellon Corp.	52,800	1,495,824
Northern Trust Corp.	17,100	891,594

		3,050,842

Commercial Banks—1.7%
U.S. Bancorp	27,100	677,771
Wells Fargo & Co.	41,600	1,226,368

		1,904,139

Diversified Financial Services—2.4%
Bank of America Corp.	46,800	658,944
JPMorgan Chase & Co.	61,600	1,942,248

		2,601,192

Insurance—2.4%
AFLAC, Inc.	3,800	174,192
Assurant, Inc.	15,800	474,000
Principal Financial Group, Inc. (The)	12,900	291,153
Prudential Financial, Inc.	26,000	786,760
Torchmark Corp.	15,300	683,910
Travelers Cos., Inc. (The)	4,500	203,400

		2,613,415

Real Estate Investment Trusts—0.3%
Apartment Investment & Management Co.	1,226	14,160
Kimco Realty Corp.	20,400	372,912

		387,072

Thrifts & Mortgage Finance—0.5%
Hudson City Bancorp, Inc.	36,700	585,732
Health Care—9.3%
Biotechnology—1.4%
Amgen, Inc.[1]	26,100	1,507,275
Health Care Equipment & Supplies—0.2%
Intuitive Surgical, Inc.[1]	2,100	266,679
Health Care Providers & Services—3.8%
AmerisourceBergen Corp.	25,800	920,028
Cardinal Health, Inc.	13,500	465,345
Express Scripts, Inc.[1]	12,900	709,242
McKesson Corp.	49,000	1,897,770
Medco Health Solutions, Inc.[1]	4,000	167,640

		4,160,025

Pharmaceuticals—3.9%
Abbott Laboratories	7,600	405,612
Eli Lilly & Co.	12,200	491,294
Johnson & Johnson	21,600	1,292,328
F1 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals Continued
Pfizer, Inc.	111,800	$1,979,978
Wyeth	4,500	168,795

		4,338,007

Industrials—9.3%
Aerospace & Defense—4.3%
Honeywell International, Inc.	40,500	1,329,615
Northrop Grumman Corp.	43,300	1,950,232
Raytheon Co.	27,700	1,413,808

		4,693,655

Air Freight & Logistics—0.2%
United Parcel Service, Inc., Cl. B	3,100	170,996
Commercial Services & Supplies—0.6%
R.R. Donnelley & Sons Co.	47,900	650,482
Construction & Engineering—0.5%
Fluor Corp.	12,700	569,849
Industrial Conglomerates—1.2%
General Electric Co.	62,500	1,012,500
Textron, Inc.	22,900	317,623

		1,330,123

Machinery—0.5%
Dover Corp.	16,600	546,472
Road & Rail—2.0%
CSX Corp.	8,200	266,254
Norfolk Southern Corp.	10,700	503,435
Union Pacific Corp.	31,300	1,496,140

		2,265,829

Information Technology—6.1%
Communications Equipment—0.2%
Cisco Systems, Inc.[1]	15,000	244,500
Computers & Peripherals—3.9%
Dell, Inc.[1]	65,300	668,672
Hewlett-Packard Co.	40,000	1,451,600
International Business Machines Corp.	25,200	2,120,832

		4,241,104

Office Electronics—0.3%
Xerox Corp.	45,500	362,635
Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.	43,100	631,846
Software—1.1%
Microsoft Corp.	40,100	779,544
Symantec Corp.[1]	31,300	423,176

		1,202,720

Materials—0.9%
Chemicals—0.6%
CF Industries Holdings, Inc.	2,800	137,648
Sigma-Aldrich Corp.	12,900	544,896

		682,544

Metals & Mining—0.3%
Alcoa, Inc.	31,600	355,816
Telecommunication Services—3.2%
Diversified Telecommunication Services—2.9%
AT&T, Inc.	64,100	1,826,850
Verizon Communications, Inc.	15,300	518,670
Windstream Corp.	93,500	860,200

		3,205,720

Wireless Telecommunication Services—0.3%
Sprint Nextel Corp.[1]	156,400	286,212
Utilities—3.6%
Electric Utilities—2.0%
Exelon Corp.	3,700	205,757
FirstEnergy Corp.	36,800	1,787,744
Pepco Holdings, Inc.	10,600	188,256

		2,181,757

Multi-Utilities—1.6%
Dominion Resources, Inc.	18,500	663,040
Integrys Energy Group, Inc.	12,400	532,952
NiSource, Inc.	58,900	646,133
Teco Energy, Inc.	200	2,470

		1,844,595

Total Common Stocks (Cost $82,950,405)		67,299,209

	Principal
	Amount

Asset-Backed Securities—2.2%

Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.951%, 5/25/34[2]	$363,337	280,623
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	38,011
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.211%, 2/25/33[2]	8,112	3,782
Series 2005-11, Cl. AF2, 4.657%, 2/25/36	37,469	36,915
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[2]	400,000	319,899
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[2]	102,589	88,468
F2 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Asset-Backed Securities Continued

First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 0.681%, 11/25/35[2]	$49,415	$48,776
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.561%, 7/25/36[2]	290,000	251,444
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.581%, 7/7/36[2]	150,000	127,858
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 0.768%, 1/20/35[2]	130,450	92,737
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[2]	50,887	49,933
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[3]	493,809	484,639
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 2.545%, 3/15/16[2]	690,000	268,381
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.571%, 7/1/36[2]	231,652	204,135
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.511%, 9/25/36[2]	80,171	75,054

Total Asset-Backed Securities (Cost $3,170,572)		2,370,655

Mortgage-Backed Obligations—35.9%
Government Agency—25.2%
FHLMC/FNMA/Sponsored—24.8%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	397,857	409,473
5%, 12/15/34	26,038	26,678
6.50%, 4/15/18-4/1/34	231,763	241,689
7%, 10/1/31	145,644	153,104
8%, 4/1/16	94,227	100,303
9%, 8/1/22-5/1/25	28,615	31,208
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 22.839%, 3/25/36[2]	139,764	159,341
Series 2461, Cl. PZ, 6.50%, 6/15/32	347,479	366,657
Series 2500, Cl. FD, 1.695%, 3/15/32[2]	43,051	41,678
Series 2526, Cl. FE, 1.595%, 6/15/29[2]	64,820	62,520
Series 2551, Cl. FD, 1.595%, 1/15/33[2]	49,907	48,565
Series 3025, Cl. SJ, 20.368%, 8/15/35[2]	27,332	31,249
Series 3094, Cl. HS, 20.002%, 6/15/34[2]	82,852	92,281
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 3.205%, 6/1/26[4]	91,949	18,180
Series 183, Cl. IO, 1.183%, 4/1/27[4]	146,031	21,672
Series 184, Cl. IO, 7.496%, 12/1/26[4]	159,110	31,679
Series 192, Cl. IO, 4.855%, 2/1/28[4]	40,879	5,775
Series 200, Cl. IO, 4.491%, 1/1/29[4]	50,295	8,578
Series 2130, Cl. SC, 35.775%, 3/15/29[4]	111,442	16,866
Series 216, Cl. IO, 2.681%, 12/1/31[4]	71,473	9,039
Series 224, Cl. IO, (0.548)%, 3/1/33[4]	224,532	33,476
Series 243, Cl. 6, 15.224%, 12/15/32[4]	134,683	17,613
Series 2527, Cl. SG, 31.831%, 2/15/32[4]	34,507	2,211
Series 2531, Cl. ST, 35.211%, 2/15/30[4]	39,432	2,562
Series 2796, Cl. SD, 46.246%, 7/15/26[4]	165,061	15,850
Series 2802, Cl. AS, 99.999%, 4/15/33[4]	196,829	18,727
Series 2920, Cl. S, 54.664%, 1/15/35[4]	690,565	67,869
Series 3000, Cl. SE, 99.999%, 7/15/25[4]	825,880	66,078
Series 3110, Cl. SL, 99.999%, 2/15/26[4]	113,762	8,178
Series 3146, Cl. SA, 38.014%, 4/15/36[4]	736,532	87,542
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 6.181%, 6/1/26[5]	37,646	31,921
Series 192, Cl. PO, 8.464%, 2/1/28[5]	40,879	36,742
Federal National Mortgage Assn.:
4.50%, 1/1/22[6]	1,657,000	1,693,766
5%, 1/1/24-1/1/39[6]	5,228,000	5,349,185
5.50%, 1/1/24-1/1/39[6]	4,284,000	4,395,331
6%, 11/25/17	308,609	321,577
6%, 1/1/24-1/1/39[6]	4,831,000	4,980,887
6.50%, 8/25/17-10/25/19	264,510	275,085
6.50%, 1/1/39[6]	2,195,000	2,279,714
6.50%, 5/25/17[7]	305,270	317,236
7%, 10/25/35	44,511	46,882
8.50%, 7/1/32	7,236	7,870
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22	81,260	81,953
Trust 1998-61, Cl. PL, 6%, 11/25/28	126,060	130,624
Trust 2001-70, Cl. LR, 6%, 9/25/30	3,560	3,553
Trust 2002-56, Cl. KW, 6%, 4/25/23	474,381	482,720
Trust 2003-130, Cl. CS, 13.158%, 12/25/33[2]	75,564	75,927
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	677,471
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	458,341
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25[7]	270,000	276,370
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	257,698
F3 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	$970,000	$995,603
Trust 2006-46, Cl. SW, 22.471%, 6/25/36[2]	108,388	121,127
Trust 2006-50, Cl. KS, 22.472%, 6/25/36[2]	121,931	137,030
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 9.774%, 10/25/23[4]	49,409	1,618
Trust 2001-65, Cl. S, 40.848%, 11/25/31[4]	377,384	51,705
Trust 2001-81, Cl. S, 24.989%, 1/25/32[4]	84,898	11,981
Trust 2002-47, Cl. NS, 22.828%, 4/25/32[4]	203,695	27,630
Trust 2002-51, Cl. S, 23.117%, 8/25/32[4]	187,041	25,449
Trust 2002-52, Cl. SD, 23.975%, 9/25/32[4]	211,721	29,334
Trust 2002-77, Cl. SH, 29.712%, 12/18/32[4]	107,001	13,446
Trust 2002-84, Cl. SA, 42.181%, 12/25/32[4]	335,993	48,138
Trust 2003-118, Cl. S, 32.829%, 12/25/33[4]	694,789	83,921
Trust 2003-33, Cl. SP, 22.276%, 5/25/33[4]	370,501	49,212
Trust 2003-4, Cl. S, 37.987%, 2/25/33[4]	220,328	28,261
Trust 2003-89, Cl. XS, 20.272%, 11/25/32[4]	65,492	5,117
Trust 2004-54, Cl. DS, 33.428%, 11/25/30[4]	169,609	18,928
Trust 2005-40, Cl. SA, 55.764%, 5/25/35[4]	396,953	40,748
Trust 2005-6, Cl. SE, 68.059%, 2/25/35[4]	524,575	48,230
Trust 2005-71, Cl. SA, 73.083%, 8/25/25[4]	518,195	38,854
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[4]	997,492	70,819
Trust 2005-87, Cl. SG, 98.88%, 10/25/35[4]	1,011,385	85,725
Trust 2006-119, Cl. MS, 93.23%, 12/25/36[4]	602,940	52,243
Trust 2006-33, Cl. SP, 65.426%, 5/25/36[4]	1,112,373	115,893
Trust 222, Cl. 2, 7.371%, 6/1/23[4]	326,310	88,859
Trust 240, Cl. 2, 10.261%, 9/1/23[4]	383,839	59,567
Trust 252, Cl. 2, 12.742%, 11/1/23[4]	251,100	57,587
Trust 273, Cl. 2, 4.64%, 8/1/26[4]	70,040	12,512
Trust 319, Cl. 2, (1.164)%, 2/1/32[4]	74,274	10,470
Trust 321, Cl. 2, (5.822)%, 4/1/32[4]	849,124	118,088
Trust 331, Cl. 9, 22.162%, 2/1/33[4]	207,737	23,474
Trust 333, Cl. 2, (12.058)%, 4/1/33[4]	174,976	21,400
Trust 334, Cl. 17, 29.34%, 2/1/33[4]	135,533	23,195
Trust 334, Cl. 3, 13.538%, 7/1/33[4]	31,050	3,484
Trust 338, Cl. 2, (13.036)%, 7/1/33[4]	200,419	24,190
Trust 339, Cl. 12, 13.466%, 7/1/33[4]	212,640	27,311
Trust 339, Cl. 7, 12.083%, 7/1/33[4]	662,331	73,325
Trust 339, Cl. 8, 12.211%, 8/1/33[4]	17,959	2,015
Trust 342, Cl. 2, (3.295)%, 9/1/33[4]	9,663	1,382
Trust 343, Cl. 13, 12.001%, 9/1/33[4]	172,099	18,201
Trust 345, Cl. 9, 11.22%, 1/1/34[4]	307,941	33,633
Trust 346, Cl. 2, (12.874)%, 12/1/33[4]	210,072	25,235
Trust 351, Cl. 10, 14.256%, 4/1/34[4]	27,324	2,961
Trust 351, Cl. 11, 12.86%, 11/1/34[4]	44,507	4,941
Trust 351, Cl. 8, 12.789%, 4/1/34[4]	91,423	9,905
Trust 356, Cl. 10, 13.15%, 6/1/35[4]	81,355	8,933
Trust 356, Cl. 12, 13.355%, 2/1/35[4]	49,931	5,398
Trust 362, Cl. 12, 12.979%, 8/1/35[4]	401,661	53,514
Trust 362, Cl. 13, 12.965%, 8/1/35[4]	222,258	29,581
Trust 364, Cl. 16, 14.77%, 9/1/35[4]	217,699	34,624
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 6.795%, 9/25/23[5]	105,999	90,125

		27,342,416

GNMA/Guaranteed—0.4%
Government National Mortgage Assn.:
7%, 3/2/09-1/30/24	90,630	96,037
7.50%, 3/30/09-6/30/24	118,924	125,915
8%, 5/30/17	42,302	45,263
8.50%, 8/1/17-12/15/17	42,695	45,627
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 66.977%, 1/16/27[4]	183,370	26,292
Series 2002-15, Cl. SM, 58.098%, 2/16/32[4]	213,417	31,552
Series 2002-76, Cl. SY, 58.175%, 12/16/26[4]	453,224	69,560
Series 2004-11, Cl. SM, 39.547%, 1/17/30[4]	143,589	15,751
Series 2006-47, Cl. SA, 50.356%, 8/16/36[4]	464,242	55,657

		511,654

Non-Agency—10.7%
Commercial—4.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	770,000	394,652
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	238,060	227,927
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.096%, 12/1/49[2]	330,000	155,945
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.871%, 10/25/36[2]	570,683	246,699
Series 2006-A5, Cl. 1A13, 0.921%, 10/25/36[2]	299,974	122,559
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	86,244	79,382
F4 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Commercial Continued
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates: Continued
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	$277,910	$222,672
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	34,000	32,769
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	151,396	110,687
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	175,335	164,835
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.132%, 11/1/37[2]	117,226	78,107
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	320,000	314,992
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	190,000	112,259
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	95,000	75,100
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49[2]	110,000	84,422
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	430,000	375,524
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[2]	430,000	216,950
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	326,482	238,700
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-9, Commercial Mtg. Pass-Through Certificates, Series 2007-9, Cl. A4, 5.70%, 9/1/17	370,000	257,564
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	260,148	113,604
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.66%, 6/1/37[2,3]	663,725	331,863
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	84,000	68,940
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.981%, 3/1/37[2]	253,446	136,729
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A2, 5.706%, 2/25/37[2,3]	142,992	32,888
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[2]	368,153	95,152
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.548%, 11/1/36[2]	164,085	107,829
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37[2]	174,450	111,554

		4,510,304

Manufactured Housing—0.8%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.099%, 9/25/36[2]	596,789	383,643
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-A R2, Cl. 2A5, 5.093%, 3/25/36[2]	723,502	450,366

		834,009

Multifamily—2.1%
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[2]	276,570	233,267
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2, 4.982%, 3/25/35[2]	518,075	324,364
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.89%, 7/25/36[2]	263,975	138,416
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	370,000	283,478
F5 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily Continued
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates, Series 2004-J4, Cl. A7, 5.50%, 9/25/34	$340,000	$271,821
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through Certificates, Series 2007-2, Cl. 2A1, 5.972%, 6/25/37[2]	628,229	440,156
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.992%, 12/25/34[2]	171,009	132,403
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.742%, 9/25/34[2]	139,587	102,157
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36[2]	354,190	232,316
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A6, 5.093%, 3/25/36[2]	143,268	39,918
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[2]	186,432	133,896

		2,332,192

Residential—3.7%
CWALT Alternative Loan Trust 2004-24 CB, Mtg. Pass-Through Certificates, Series 2004-24CB, Cl. 1A1, 6%, 11/1/34	273,347	240,879
CWALT Alternative Loan Trust 2004-28 CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 3A1, 6%, 1/1/35	220,697	150,360
CWALT Alternative Loan Trust 2005-18 CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	500,000	369,499
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	433,262	277,494
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	405,384	349,289
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 5.138%, 11/1/33[2]	166,489	129,308
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45[2]	240,000	113,533
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	137,639	126,852
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[2]	230,000	159,408
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	140,300	139,856
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 0.971%, 7/25/34[2]	135,853	114,419
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	89,074	87,096
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates, Series 2007-S1, Cl. 3A1, 5.01%, 8/1/22[2,3]	797,218	518,192
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.127%, 8/25/36[2]	679,396	451,936
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 2A1, 6.615%, 11/1/36[2]	111,359	63,573
Washington Mutual Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A8, 6%, 2/25/37	766,563	670,639
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.368%, 9/1/34[2]	67,855	48,576
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.545%, 4/1/36[2,3]	293,944	76,425

		4,087,334

Total Mortgage-Backed Obligations (Cost $44,520,512)		39,617,909

Non-Convertible Corporate Bonds and Notes—11.5%

Albertson’s, Inc., 8% Sr. Unsec. Debs., 5/1/31	395,000	238,975
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	225,000	84,229
Axa SA, 6.379% Sub. Perpetual Bonds[8,9]	900,000	403,307
F6 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K9	$575,000	$414,184
8.125% Perpetual Bonds, Series M9	85,000	63,686
Barclays Bank plc, 6.278% Perpetual Bonds[9]	1,100,000	636,757
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13	130,000	110,633
Capmark Financial Group, Inc.:
3.038% Sr. Unsec. Nts., 5/10/10[2]	200,000	102,097
5.875% Sr. Unsec. Nts., 5/10/12	255,000	87,003
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09	200,000	191,000
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	290,000	254,669
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[2]	795,000	614,517
8.40% Perpetual Bonds, Series E9	320,000	211,693
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	325,000	99,125
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	80,000	71,478
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10	910,000	728,253
General Motors Acceptance Corp., 8% Bonds, 11/1/31	590,000	345,835
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	785,000	571,124
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A8,9	1,300,000	505,006
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,090,000	456,570
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	605,000	504,586
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	365,000	307,492
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[10]	1,249,000	125
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09	80,000	79,600
Macy’s Retail Holdings, Inc., 4.80% Sr. Nts., 7/15/09	365,000	346,003
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34	250,000	101,718
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	755,000	834,322
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/38[2]	100,000	69,888
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[2]	735,000	442,019
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09	435,000	417,600
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	450,000	440,625
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09	370,000	371,125
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[8]	129,156	137,306
Popular North America, Inc., 4.70% Nts., 6/30/09	620,000	606,035
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	570,000	550,424
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	500,000	337,868
TEPPCO Partners LP, 6.125% Nts., 2/1/13	215,000	191,453
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	85,000	72,817
Washington Mutual Bank NV, 3.337% Sr. Unsec. Nts., 5/1/09[10]	295,000	87,025
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09	430,000	428,242
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	240,000	182,400

Total Non-Convertible Corporate Bonds and Notes (Cost $18,884,317)		12,698,814

	Shares

Investment Company—6.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[11,12] (Cost $7,528,935)	7,528,935	7,528,935

Total Investments, at Value (Cost $157,054,741)	117.4%	129,515,522
Liabilities in Excess of Other Assets	(17.4)	(19,191,989)

Net Assets	100.0%	$110,323,533

Industry classifications are unaudited.
F7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $1,444,007, which represents 1.31% of the Portfolio’s net assets. See Note 7 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,251,744 or 2.04% of the Portfolio’s net assets as of December 31, 2008.

5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $158,788 or 0.14% of the Portfolio’s net assets as of December 31, 2008.

6.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

7.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $593,606. See Note 5 of accompanying Notes.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,933,911 or 1.75% of the Portfolio’s net assets as of December 31, 2008.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Issue is in default. See Note 1 of accompanying Notes.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	—	33,759,336	26,230,401	7,528,935

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$7,528,935	$19,734
12.	Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Portfolio’s investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quolted Prices	$74,828,144	$(178,894)
Level 2—Other Significant Observable Inputs	54,687,378	(528,381)
Level 3—Significant Unobservable Inputs	—	—

Total	$129,515,522	$(707,275)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F8 | TOTAL RETURN PORTFOLIO

Futures Contracts as of December 31, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Bonds, 10 yr.	Buy	38	3/20/09	$4,778,500	$(1,048)
U.S. Treasury Bonds, 20 yr.	Buy	37	3/20/09	5,107,734	218,518
U.S. Treasury Nts., 2 yr.	Sell	81	3/31/09	(17,663,063)	(77,843)

					$139,627

Credit Default Swap Contracts as of December 31, 2008 are as follows:

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

ABX.HE.AA.06-2 Index:
	Barclays Bank plc	Sell	$140	0.170%	5/25/46	$108,306	$(122,955)
	Deutsche Bank AG	Sell	100	0.170	5/25/46	11,999	(87,825)
	Goldman Sachs Bank USA	Sell	35	0.170	5/25/46	2,884	(30,739)
	Goldman Sachs Bank USA	Sell	150	0.170	5/25/46	59,246	(131,737)
	Morgan Stanley Capital Services, Inc.	Sell	35	0.170	5/25/46	2,796	(30,739)
	Morgan Stanley Capital Services, Inc.	Sell	70	0.170	5/25/46	7,000	(61,477)

		Total	530			192,231	(465,472)
Allied Waste North America, Inc.:
	Deutsche Bank AG	Sell	150	2.000	9/20/09	—	1,158
	Deutsche Bank AG	Sell	240	2.000	9/20/09	—	1,853

		Total	390			—	3,011
American International Group, Inc.:
	Barclays Bank plc	Sell	75	3.000	3/20/09	—	(440)
	Barclays Bank plc	Sell	295	4.000	3/20/09	—	(1,017)
	Barclays Bank plc	Sell	260	5.350	3/20/09	—	(49)
	Deutsche Bank AG	Sell	370	4.000	3/20/09	—	(1,275)
	Morgan Stanley Capital Services, Inc.	Sell	225	4.000	3/20/09	—	(776)

		Total	1,225			—	(3,557)
Capmark Financial Group, Inc.:
	Barclays Bank plc	Sell	225	1.000	6/20/12	—	(117,936)
	Goldman Sachs Bank USA	Sell	220	0.950	6/20/12	—	(115,463)

		Total	445			—	(233,399)
CDX North America Investment Grade Index, Series 7	Deutsche Bank AG	Buy	878	0.400	12/20/11	(93)	32,010

		Total	878			(93)	32,010
Cemex SAB de CV	Deutsche Bank AG	Sell	125	2.000	3/20/09	—	(1,828)

		Total	125			—	(1,828)
Centex Corp.	Deutsche Bank AG	Sell	60	1.550	9/20/09	—	(1,436)

		Total	60			—	(1,436)
CIT Group, Inc.	Barclays Bank plc	Sell	50	10.500	6/20/09	—	661

		Total	50			—	661
Countrywide Home Loans, Inc.	Morgan Stanley Capital Services, Inc.	Sell	705	0.420	6/20/09	—	(2,679)

		Total	705			—	(2,679)
Energy Future Holdings Corp.:
	Credit Suisse International	Sell	75	5.910	12/20/12	—	(20,584)
	Credit Suisse International	Sell	70	6.050	12/20/12	—	(18,986)
	Credit Suisse International	Sell	75	6.000	12/20/12	—	(20,429)

		Total	220			—	(59,999)
Ford Motor Co.:
	Deutsche Bank AG	Sell	55	5.000	12/20/18	29,700	(38,845)
	Morgan Stanley Capital Services, Inc.	Sell	490	7.150	12/20/16	—	(318,842)
	Morgan Stanley Capital Services, Inc.	Sell	230	7.050	12/20/16	—	(151,413)

		Total	775			29,700	(509,100)
F9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

General Electric Capital Corp.:
	Barclays Bank plc	Sell	$150	8.000%	12/20/09	$—	$4,419
	Barclays Bank plc	Sell	235	5.750	12/20/09	—	1,839
	Credit Suisse International	Sell	145	8.000	12/20/09	—	4,272

		Total	530			—	10,530
General Motors Corp.:
	Deutsche Bank AG	Sell	80	5.000	12/20/18	53,600	(63,337)
	Morgan Stanley Capital Services, Inc.	Sell	245	5.800	12/20/16	—	(193,796)
	Morgan Stanley Capital Services, Inc.	Sell	240	5.750	12/20/16	—	(189,945)

		Total	565			53,600	(447,078)
Goldman Sachs Group, Inc. (The):
	Barclays Bank plc	Sell	225	5.750	12/20/09	—	4,585
	Deutsche Bank AG	Sell	230	5.500	12/20/09	—	4,129
	Deutsche Bank AG	Sell	185	5.450	12/20/09	—	3,231

		Total	640			—	11,945
Hartford Financial Services Group, Inc.	Morgan Stanley Capital Services, Inc.	Sell	125	2.400	3/20/09	—	(1,249)

		Total	125			—	(1,249)
HCP, Inc.	Barclays Bank plc	Sell	190	4.600	3/20/09	—	218

		Total	190			—	218
Idearc, Inc.	Credit Suisse International	Sell	25	5.000	12/20/09	5,125	(18,085)

		Total	25			5,125	(18,085)
iStar Financial, Inc.:
	Barclays Bank plc	Sell	215	4.400	12/20/12	—	(116,568)
	Credit Suisse International	Sell	25	4.000	12/20/12	—	(13,617)
	Credit Suisse International	Sell	60	12.000	3/20/09	—	(6,561)
	Deutsche Bank AG	Sell	35	4.320	12/20/12	—	(18,994)
	Deutsche Bank AG	Sell	155	12.000	3/20/09	—	(16,950)
	Goldman Sachs International	Sell	30	3.950	12/20/12	—	(16,350)

		Total	520			—	(189,040)
J.C. Penney Corp., Inc.:
	Morgan Stanley Capital Services, Inc.	Sell	225	1.070	12/20/17	—	(43,827)
	Morgan Stanley Capital Services, Inc.	Sell	230	1.300	12/20/17	—	(41,522)

		Total	455			—	(85,349)
Jones Apparel Group, Inc.:
	Deutsche Bank AG	Buy	125	2.635	6/20/18	—	27,917
	Morgan Stanley Capital Services, Inc.	Buy	245	2.970	6/20/18	—	50,260

		Total	370			—	78,177

	Deutsche Bank AG	Sell	125	2.720	6/20/13	—	(24,790)
	Morgan Stanley Capital Services, Inc.	Sell	245	3.200	6/20/13	—	(44,817)

		Total	370			—	(69,607)
Kohl’s Corp.:
	Barclays Bank plc	Buy	120	1.180	6/20/18	—	10,713
	Barclays Bank plc	Buy	120	1.040	6/20/18	—	11,935
	Deutsche Bank AG	Buy	120	1.300	6/20/18	—	9,666
	Morgan Stanley Capital Services, Inc.	Buy	335	0.660	12/20/17	—	40,865
	Morgan Stanley Capital Services, Inc.	Buy	345	0.870	12/20/17	—	37,017

		Total	1,040			—	110,196

	Barclays Bank plc	Sell	120	1.080	6/20/13	—	(8,073)
	Barclays Bank plc	Sell	120	0.900	6/20/13	—	(8,929)
	Deutsche Bank AG	Sell	120	1.180	6/20/13	—	(7,598)

		Total	360			—	(24,600)
F10 | TOTAL RETURN PORTFOLIO

Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Liz Claiborne, Inc.:
	Morgan Stanley Capital Services, Inc.	Buy	$240	2.900%	6/20/18	$—	$74,310

		Total	240			—	74,310

	Deutsche Bank AG	Sell	465	3.250	6/20/09	—	(13,653)
	Morgan Stanley Capital Services, Inc.	Sell	240	3.100	6/20/13	—	(63,706)

		Total	705			—	(77,359)
Louisiana-Pacific Corp.	Morgan Stanley Capital Services, Inc.	Sell	235	6.250	9/20/09	—	(20,081)

		Total	235			—	(20,081)
Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	460	4.150	9/20/09	—	613
	Credit Suisse International	Sell	230	4.150	9/20/09	—	307

		Total	690			—	920
Morgan Stanley	Credit Suisse International	Sell	310	7.800	12/20/13	—	46,367

		Total	310			—	46,367
Prudential Financial, Inc.	Deutsche Bank AG	Sell	135	2.050	6/20/09	—	(4,310)

		Total	135			—	(4,310)
Pulte Homes, Inc.	Goldman Sachs International	Sell	335	2.750	9/20/09	—	(471)

		Total	335			—	(471)
Reliant Energy, Inc.:
	Credit Suisse International	Sell	120	9.000	12/20/09	—	(3,011)
	Credit Suisse International	Sell	125	9.000	12/20/09	—	(3,137)

		Total	245			—	(6,148)
R.H. Donnelley Corp.	Goldman Sachs International	Sell	280	9.000	3/20/09	—	(12,072)

		Total	280			—	(12,072)
Rite Aid Corp.:
	Credit Suisse International	Sell	35	7.500	3/20/09	—	(1,791)
	Credit Suisse International	Sell	135	5.000	9/20/09	8,100	(23,992)

		Total	170			8,100	(25,783)
Sprint Nextel Corp.:
	Credit Suisse International	Sell	550	6.300	3/20/09	—	(7,659)
	Goldman Sachs International	Sell	195	6.300	3/20/09	—	(2,716)

		Total	745			—	(10,375)
Temple-Inland, Inc.	Deutsche Bank AG	Sell	55	3.000	9/20/09	—	(3,270)

		Total	55			—	(3,270)
Tenet Healthcare Corp.	Deutsche Bank AG	Sell	375	1.600	3/20/09	—	(8,688)

		Total	375			—	(8,688)
Tribune Co.:
	Credit Suisse International	Sell	20	5.000	1/16/09	4,400	(18,752)
	Credit Suisse International	Sell	110	5.000	1/16/09	25,300	(103,138)
	Credit Suisse International	Sell	5	5.000	1/16/09	1,600	(4,688)
	Credit Suisse International	Sell	75	5.000	1/16/09	26,250	(70,322)
	Credit Suisse International	Sell	90	5.000	1/16/09	35,100	(84,386)

		Total	300			92,650	(281,286)
Univision Communications, Inc.:
	Goldman Sachs International	Sell	70	5.000	6/20/09	7,000	(23,142)
	Goldman Sachs International	Sell	25	5.000	6/20/09	2,750	(8,265)
	Goldman Sachs International	Sell	70	5.000	6/20/09	4,200	(23,142)
	Morgan Stanley Capital Services, Inc.	Sell	50	5.000	12/20/09	6,500	(17,171)
	Morgan Stanley Capital Services, Inc.	Sell	50	5.000	12/20/09	3,500	(17,171)

		Total	265			23,950	(88,891)
Vale Overseas:
	Morgan Stanley Capital Services, Inc.	Buy	240	0.700	3/20/17	—	38,306
	Morgan Stanley Capital Services, Inc.	Buy	240	0.630	3/20/17	—	39,349

		Total	480			—	77,655
F11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Vale Overseas: Continued
	Morgan Stanley Capital Services, Inc.	Sell	$240	1.170%	3/20/17	$—	$(30,502)
	Morgan Stanley Capital Services, Inc.	Sell	240	1.100	3/20/17	—	(31,585)

		Total	480			—	(62,087)
Vornado Realty LP:
	Credit Suisse International	Sell	125	3.600	3/20/09	—	(1,086)
	Deutsche Bank AG	Sell	250	3.875	6/20/09	—	(2,004)

		Total	375			—	(3,090)
XL Capital Ltd.:
	Barclays Bank plc	Sell	255	3.550	9/20/09	—	(18,925)
	Deutsche Bank AG	Sell	285	3.550	9/20/09	—	(21,152)

		Total	540			—	(40,077)

		Grand Total Buys	3,008			(93)	372,348
		Grand Total Sells	14,545			405,356	(2,682,814)

				Total Credit Default Swaps		$405,263	$(2,310,466)

The table that follows shows the undiscounted maximum potential payment by the Portfolio related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit		Reference Asset
Portfolio Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Asset-Backed Indexes	$530,000	$—	AA
Single Name Corporate Debt	8,345,000	360,000	AAA to BBB-
Single Name Corporate Debt	5,670,000	610,000	BB+ to D

Total	$14,545,000	$970,000

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Portfolio is the seller of protection. In addition, the Portfolio has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential payment by the Portfolio if the reference asset experiences a credit event as of period end.
Total Return Swap Contracts as of December 31, 2008 are as follows:

	Notional
	Amount	Paid by	Received by	Termination
Reference Entity/Swap Counterparty	(000’s)	the Portfolio	the Portfolio	Date	Value

Banc of America Securities LLC AAA 10 yr. CMBS Daily Index*:
Goldman Sachs Group, Inc. (The)	$5,760	A	D	3/31/09	$1,240,752
Goldman Sachs Group, Inc. (The)	4,280	B	C	1/31/09	(1,016,821)

				Reference Entity Total	223,931
Barclays Capital U.S. CMBS AAA Index*:
Citibank NA	1,400	A	D	2/1/09	152,969
Morgan Stanley	2,600	A	D	3/1/09	284,911

				Reference Entity Total	437,880
Barclays Capital U.S. CMBS AAA 8.5+ Index*:
Goldman Sachs Group, Inc. (The)	500	A	D	3/1/09	85,373
Goldman Sachs Group, Inc. (The)	1,200	A	D	3/1/09	204,410
Goldman Sachs Group, Inc. (The)	1,080	A	D	2/1/09	184,405
Morgan Stanley	380	A	D	3/1/09	64,795
Morgan Stanley	1,240	A	D	3/1/09	209,884
Morgan Stanley	30	A	D	2/1/09	5,051
F12 | TOTAL RETURN PORTFOLIO

Total Return Swap Contracts: Continued

	Notional
	Amount	Paid by	Received by	Termination
Reference Entity/Swap Counterparty	(000’s)	the Portfolio	the Portfolio	Date	Value

Barclays Capital U.S. CMBS AAA 8.5+ Index*: Continued
Morgan Stanley	$650	A	D	2/1/09	$110,613
Morgan Stanley	980	A	D	2/1/09	167,542
Morgan Stanley	520	A	D	2/1/09	88,201

				Reference Entity Total	1,120,274

				Total of Total Return Swaps	$1,782,085

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index’s underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index’s underlying holdings, the spread widens.

Abbreviation is as follows:

CMBS Commercial Mortgage Backed Securities

A—	The Portfolio makes periodic payments when credit spreads, as represented by the Reference Entity, widen.

B—	The Portfolio makes periodic payments when credit spreads, as represented by the Reference Entity, narrow.

C—	The Portfolio receives periodic payments when credit spreads, as represented by the Reference Entity, widen.

D—	The Portfolio receives periodic payments when credit spreads, as represented by the Reference Entity, narrow.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Portfolio has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2008 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Portfolio Perspective	(000’s)		Value

Barclays Bank plc:
	Credit Default Buy Protection	$240		$22,648
	Credit Default Sell Protection	3,015		(382,557)

				(359,909)
Citibank NA	Total Return	1,400		152,969
Credit Suisse International	Credit Default Sell Protection	2,405		(369,278)
Deutsche Bank AG:
	Credit Default Buy Protection	1,123		69,593
	Credit Default Sell Protection	3,595		(305,584)

				(235,991)
Goldman Sachs Bank USA	Credit Default Sell Protection	450		(277,939)
Goldman Sachs Group, Inc. (The)	Total Return	12,820		698,119
Goldman Sachs International	Credit Default Sell Protection	1,005		(86,158)
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	1,645		280,107
	Credit Default Sell Protection	4,120		(1,261,298)
	Total Return	6,400		930,997

				(50,194)

			Total Swaps	$(528,381)

See accompanying Notes to Financial Statements.
F13 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets

Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $149,525,806)	$121,986,587
Affiliated companies (cost $7,528,935)	7,528,935

129,515,522
Cash	49,000
Swaps, at value (upfront payment paid $93)	3,244,906
Receivables and other assets:
Investments sold	623,691
Interest, dividends and principal paydowns	604,892
Terminated investment contracts	12,228
Shares of capital stock sold	11,822
Due from Manager	21
Other	9,511

Total assets	134,071,593

Liabilities

Swaps, at value (upfront payment received $405,356)	3,773,287
Payables and other liabilities:
Investments purchased (including $18,511,740 purchased on a when-issued or delayed delivery basis)	19,574,254
Futures margins	178,894
Shares of capital stock redeemed	84,090
Terminated investment contracts	77,871
Shareholder communications	12,009
Directors’ compensation	4,136
Transfer and shareholder servicing agent fees	860
Other	42,659

Total liabilities	23,748,060

Net Assets	$110,323,533

Composition of Net Assets

Par value of shares of capital stock	$121,379
Additional paid-in capital	257,312,151
Accumulated net investment income	118,979
Accumulated net realized loss on investments	(119,706,266)
Net unrealized depreciation on investments	(27,522,710)

Net Assets—applicable to 121,379,088 shares of capital stock outstanding	$110,323,533

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$0.91
See accompanying Notes to Financial Statements.
F14 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income

Interest	$4,836,084
Dividends:
Unaffiliated companies	2,780,346
Affiliated companies	19,734

Total investment income	7,636,164

Expenses

Management fees	1,062,300
Shareholder communications	21,793
Accounting service fees	15,000
Directors’ compensation	10,780
Transfer and shareholder servicing agent fees	9,994
Other	41,760

Total expenses	1,161,627
Less waivers and reimbursements of expenses	(868)

Net expenses	1,160,759

Net Investment Income	6,475,405

Realized and Unrealized Gain (Loss)

Net realized loss on:
Investments from unaffiliated companies	(29,118,269)
Closing and expiration of futures contracts	(1,341,849)
Swap contracts	(16,286,344)

Net realized loss	(46,746,462)
Net change in unrealized appreciation (depreciation) on:
Investments	(35,334,196)
Futures contracts	190,421
Swap contracts	281,145

Net change in unrealized depreciation	(34,862,630)

Net Decrease in Net Assets Resulting from Operations	$(75,133,687)

See accompanying Notes to Financial Statements.
F15 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations

Net investment income	$6,475,405	$6,577,904
Net realized gain (loss)	(46,746,462)	13,494,318
Net change in unrealized appreciation (depreciation)	(34,862,630)	(6,855,054)

Net increase (decrease) in net assets resulting from operations	(75,133,687)	13,217,168

Dividends and/or Distributions to Shareholders

Dividends from net investment income	(5,766,300)	(6,971,904)

Capital Stock Transactions

Net decrease in net assets resulting from capital stock transactions	(24,826,588)	(30,309,527)

Net Assets

Total decrease	(105,726,575)	(24,064,263)
Beginning of period	216,050,108	240,114,371

End of period (including accumulated net investment income of $ 118,979 and $6,198,060, respectively)	$110,323,533	$216,050,108

See accompanying Notes to Financial Statements.
F16 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$1.53	$1.49	$1.37	$1.34	$1.25

Income (loss) from investment operations:
Net investment income[1]	.05	.04	.04	.03	.03

Net realized and unrealized gain (loss)	(.63)	.04	.12	.03	.09

Total from investment operations	(.58)	.08	.16	.06	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.04)	(.04)	(.03)	(.03)

Net asset value, end of period	$0.91	$1.53	$1.49	$1.37	$1.34

Total Return, at Net Asset Value[2]	(38.65)%	5.82%	11.70%	4.78%	9.47%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$110	$216	$240	$261	$303

Average net assets (in millions)	$170	$231	$247	$277	$311

Ratios to average net assets:[3]
Net investment income	3.82%	2.84%	2.74%	2.34%	2.00%
Total expenses	0.68%[4]	0.68%[4]	0.66%[4]	0.69%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.68%	0.66%	0.68%	0.66%

Portfolio turnover rate[5]	121%	107%	151%	149%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows: Year Ended December 31, 2008 0.68% Year Ended December 31, 2007 0.68% Year Ended December 31, 2006 0.66%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
Year Ended December 31, 2005	$557,799,525	$563,615,189
Year Ended December 31, 2004	$739,617,290	$758,374,784
See accompanying Notes to Financial Statements.
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NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the “Portfolio”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio’s investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Portfolio’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of
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Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Portfolio may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio’s net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2008, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$18,511,740
The Portfolio may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Portfolio maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Portfolio invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolio may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $87,150, representing 0.08% of the Portfolio’s net assets, were in default.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Portfolio’s Statement of Assets and Liabilities.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$119,756,044	$27,349,818

1.	As of December 31, 2008, the Portfolio had $101,579,736 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$17,577,427
2010	70,023,891
2016	13,978,418

Total	$101,579,736

2.	As of December 31, 2008, the Portfolio had $18,176,308 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Portfolio utilized $13,889,673 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
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Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Portfolio were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$7,841,103	$6,788,186	$14,629,289
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$5,766,300	$6,971,904
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$156,865,340
Federal tax cost of other investments	(8,305,211)

Total federal tax cost	$148,560,129

Gross unrealized appreciation	$2,225,781
Gross unrealized depreciation	(29,575,599)

Net unrealized depreciation	$(27,349,818)

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Sold	857,165	$1,094,622	1,657,950	$2,532,838
Dividends and/or distributions reinvested	4,303,209	5,766,300	4,775,277	6,971,904
Redeemed	(25,110,984)	(31,687,510)	(26,155,806)	(39,814,269)

Net decrease	(19,950,610)	$(24,826,588)	(19,722,579)	$(30,309,527)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$186,723,406	$228,535,779
To Be Announced (TBA) mortgage-related securities	257,388,353	252,164,734
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
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Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2008, the Portfolio paid $9,999 to OFS for services to the Portfolio.
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio’s investment in IMMF. During the year ended December 31, 2008, the Manager waived $868 for IMMF management fees.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.
6. Swap Contracts
The Portfolio may enter into privately negotiated agreements with a counterparty to exchange or “swap” payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately
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NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Portfolio may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Portfolio may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of the period end, the Portfolio has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractively priced in the bond market. The Portfolio has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. In addition, the Portfolio has engaged in spread curve trades by
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simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
7. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Portfolio uses derivative instruments, how these activities are accounted for, and their effect on the Portfolio’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Portfolio’s financial statements and related disclosures.
9. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Portfolio appointed KPMG LLP as the independent registered public accounting firm to the Portfolio for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Total Return Portfolio:
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (the “Portfolio”), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2008. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
9 | TOTAL RETURN PORTFOLIO

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew Total Return Portfolio’s (the “Fund”) investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of David Schmidt, Angelo Manioudakis, Antulio Bomfim, Geoffrey Caan, Benjamin Gord and Thomas Swaney, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as Directors or Trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds underlying variable insurance products advised by other investment advisers. The Board considered that the Portfolio underperformed its performance universe median during the one-, three-, five-,
10 | TOTAL RETURN PORTFOLIO

and ten-year periods. The Board considered that the Manager added additional resources and changed the management team of the Fund in April 2002. The Board also considered that, for the one- and five-year periods, the Fund’s performance has been in the third quintile.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and mixed-asset target allocation growth funds underlying variable insurance products with comparable asset levels and distribution features. The Board considered that the Portfolio’s actual management fees and total expenses were lower than the expense group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
11 | TOTAL RETURN PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
12 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Funds Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

Richard F. Grabish, Director (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee
13 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Funds Complex Currently Overseen
Beverly L. Hamilton, Continued	of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 66	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charita ble fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director (since 2002), President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001- December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company sub sidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE PORTFOLIO	The addresses of the Officers in the chart below are as follows: for Messrs. Schmidt and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924; for Messrs. Bomfim, Caan, Gord and Swaney, 470 Atlantic Avenue, 11th Floor, Boston, Massachusetts 02210. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

David Schmidt, Vice President and Portfolio Manager (since 2003) Age: 46	Chief Investment Officer (since July 2003); Deputy Chief Investment Officer (June 2002-June 2003); Director of Product Development (since December 1999) and an analyst (August 1994-December 1999) of Trinity Investment Management Corp., a wholly-owned subsidiary of the Manager’s immediate parent, Oppenheimer Acquisition Corp.
14 | TOTAL RETURN PORTFOLIO

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Funds Complex Currently Overseen
Antulio N. Bomfim, Vice President (since 2004) and Portfolio Manager (since 2003) Age: 41	Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors of the Federal Reserve System (June 1992-October 2003). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Geoffrey Caan, Vice President (since 2004) and Portfolio Manager (since 2003) Age: 39	Vice President of the Manager (since August 2003); Vice President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January 1999-June 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Benjamin J. Gord, Vice President (since 2004) and Portfolio Manager (since 2002) Age: 46	Vice President of the Manager (since April 2002) of HarbourView Asset Management Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Thomas Swaney, Vice President and Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since April 2006); senior analyst, high grade investment team of the Manager (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager and officer of 11 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Portfolio’s Statement of Additional Information contains additional information about the Portfolio’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
15 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares returned –42.64% over the reporting period while its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, returned –43.38%. By comparison, emerging markets, as measured by the MSCI Emerging Markets Index, declined even farther, returning –53.33%.
     During the reporting period, nearly every equity market in the world declined. The world is in a financial crisis caused by excessive financial debt. Certain financial companies, forced by capital constraints to deleverage, and bursting with assets of uncertain value, faced a global margin call that caused world equity markets to plummet and substantially worsened the outlook for the real economy.
     As a consequence of the financial crisis, there has been a rapid deterioration of the growth outlook globally. Uncertainty over asset prices has led to an evaporation of confidence and trust in banks to meet even short-term obligations. The failure of Lehman Brothers in September was a significant shock leading to another lurch down in the markets. Unable to assess the solvency of their peers, banks began hoarding cash, creating a credit crunch that deeply affected companies’ ability to borrow and to extend credit to consumers.
     Hedge fund unwindings and leverage reductions led to a sharp decline in commodity prices, leading to further financial dislocations. The hedge fund industry, which grew inexorably over the last decade and employed significant amounts of leverage, is also contributing to selling pressure — many must sell securities at distressed prices to meet redemptions.
     Equity returns have been worse than many market participants have ever experienced. Companies of very high-quality have sold off aggressively, as players must sell what they can — not what they want — in order to raise cash. We believe great companies operating in markets with robust long-term structural growth potential can become very cheap under such circumstances.
     The Fund was helped by holding cash and cash equivalents for much of the year, which at period end accounted for approximately 10% of the Fund. We have been investing the cash in what we believe to be some extremely attractively valued stocks in whose future we have a high level of confidence.
     During the reporting period, the Fund was helped by relatively low weights in financial stocks and in commodity stocks. Financial stocks have been at the epicenter of the stock market rout. We have been perennially underweight in banks, finding them inherently difficult to analyze with a high level of confidence. Much of our financial exposure was in specialized financial companies with what we believe to be more straightforward business models and high barriers to entry. Unfortunately, even these got caught in the downdraft. In the commodities sector, we did have some exposure, and the collapse of commodity prices fed through into poor stock performance. Another theme running through underperformers was financial leverage: Enterprise Inns plc, William Hill plc and Rio Tinto plc, among other stocks held by the Fund, were negatively affected.
     The Fund currently follows and has followed since the Fund’s inception four broad investment themes. These themes help us to identify industries and companies we believe can deliver above average value creation, which in turn should lead to sustainable above average stock price performance. Despite the current downturn, we believe that the structural underpinnings of these themes are still very much intact.
     First, Mass Affluence: real income per capita globally has been growing at a compound rate of about 6.5% annually. Over the last 45 years, there have been two periods when income per capita growth stalled but did not significantly decline. These were the early 1980s and the mid 1990s through the early 2000s. While a period of flat income growth might prevail for a while, we believe that structural forces for worldwide wealth creation are still in place, particularly in large emerging markets.
     Second, New Technologies: technological development continues apace regardless of the short-term economic outlook. As an indicator of the rate of technological development, the number of patents issued by the U.S. Patent Office is currently running at three times the rate of 30 years ago. We believe that innovative products and services that do things better, cheaper, or completely differently, will continue to drive wealth creation. In our opinion, providers of these technologies will be rewarded with significantly higher stock market valuations.
     Third, Restructuring: We believe that more opportunities will arise within this theme as a result of current economic difficulties. In our view companies will rapidly seek to adapt to the new environment, in which returns to shareholders cannot be driven by financial leverage, but rather by efficient deployment of assets and cost control.
3     |      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
     Lastly, Aging: as much as we would like it, not even a severe economic downturn can slow the inevitable process of aging. Shifts in spending as a result of aging — on healthcare and quality of life issues, for example — may still take place whatever the economic backdrop. We will continue to look for opportunities in companies that will benefit from this.
     As of this report date, uncertainty prevails. Higher volatility is likely to continue. It is difficult to predict the duration of the crisis or the magnitude of the slowdown in the global economy in 2009. However, focusing on the long term, we believe across the board that there are outstanding investment opportunities being presented to us. Valuations are at extremely low levels. Many world-leading companies that will likely be highly profitable for many years are at decades-low multiples. Over the medium to long term, we believe the potential for substantial appreciation is significant.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2008. In the case of Non-Service shares, performance is measured over a ten fiscal-year period. In the case of Service shares, performance is measured from inception of the Class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (Europe, Australasia, Far East), which is an unmanaged index of equity securities listed on 20 principal stock markets of Europe, Asia and Australia. The index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.981.2871. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
5      |      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2008	December 31, 2008	December 31, 2008

Non-Service Shares	$1,000.00	$643.60	$4.23
Service Shares	1,000.00	641.00	5.38

Hypothetical
(5% return before expenses)
Non-Service Shares	1,000.00	1,020.01	5.19
Service Shares	1,000.00	1,018.60	6.62
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2008 are as follows:

Class	Expense Ratios
Non-Service Shares	1.02%
Service Shares	1.30
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6      |      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Common Stocks—90.6%
Consumer Discretionary—10.3%
Automobiles—1.7%
Bayerische Motoren Werke (BMW) AG	28,088	$881,976
Honda Motor Co.	86,420	1,872,770
Toyota Motor Corp.	83,298	2,724,475

		5,479,221

Diversified Consumer Services—0.4%
Dignity plc	145,710	1,279,852
Hotels, Restaurants & Leisure—0.9%
Carnival Corp.	60,700	1,476,224
Enterprise Inns plc	465,000	379,989
William Hill plc	326,541	1,030,299
		2,886,512

Household Durables—0.5%
SEB SA	48,578	1,464,922
Media—2.4%
British Sky Broadcasting Group plc	198,358	1,400,028
Grupo Televisa SA, Sponsored GDR	100,400	1,499,976
Mediaset SpA	113,400	650,701
Vivendi SA	86,770	2,838,544
Zee Entertainment Enterprises Ltd.	430,900	1,251,214

		7,640,463

Multiline Retail—0.3%
Pinault-Printemps-Redoute SA	16,270	1,067,936
Specialty Retail—1.5%
Hennes & Mauritz AB, Cl. B	45,400	1,792,217
Industria de Diseno Textil SA	70,900	3,148,868

		4,941,085

Textiles, Apparel & Luxury Goods—2.6%
Burberry Group plc	431,107	1,402,605
Compagnie Financiere Richemont SA, Cl. A	72,231	1,399,899
Luxottica Group SpA	98,200	1,763,858
LVMH Moet Hennessey Louis Vuitton	28,680	1,936,118
Swatch Group AG (The), Cl. B	12,202	1,701,485

		8,203,965

Consumer Staples—6.3%
Beverages—1.8%
C&C Group plc	499,772	1,016,773
Heineken NV	44,400	1,370,653
Pernod-Ricard SA	45,100	3,360,406

		5,747,832

Food & Staples Retailing—0.6%
Woolworths Ltd.	102,451	$1,949,084
Food Products—2.6%
Barry Callebaut AG	9,495	6,190,225
Nestle SA	54,409	2,140,678

		8,330,903

Household Products—0.5%
Reckitt Benckiser Group plc	47,368	1,790,135
Personal Products—0.4%
L’Oreal SA	14,410	1,258,167
Tobacco—0.4%
British American Tobacco plc	44,162	1,164,038
Energy—5.2%
Energy Equipment & Services—1.2%
Saipem SpA	44,400	749,103
Technip SA	104,730	3,223,866

		3,972,969

Oil, Gas & Consumable Fuels—4.0%
BG Group plc	362,760	5,109,161
BP plc, ADR	56,000	2,617,440
Total SA	71,440	3,913,377
Tsakos Energy Navigation Ltd.	60,100	1,101,032

		12,741,010

Financials—7.1%
Capital Markets—2.4%
3i Group plc	186,799	746,525
Collins Stewart plc	1,557,380	1,354,202
Credit Suisse Group AG	33,816	925,263
ICAP plc	617,660	2,613,031
Reinet Investments SCA[1]	8,514	83,241
Tullett Prebon plc	944,440	1,887,810

		7,610,072

Commercial Banks—0.3%
ICICI Bank Ltd., Sponsored ADR	54,125	1,041,906
Insurance—3.3%
Allianz SE	9,433	1,015,251
AMP Ltd.	297,235	1,152,165
Prudential plc	406,914	2,513,131
QBE Insurance Group Ltd.	284,451	5,272,238
QBE Insurance Group Ltd., Legend Shares	38,000	704,322

		10,657,107
F1 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Management & Development—0.7%
Solidere, GDR[2,3]	102,720	$1,718,924
Solidere, GDR[3]	25,380	424,711

		2,143,635

Thrifts & Mortgage Finance—0.4%
Housing Development Finance Corp. Ltd.	17,400	542,804
Paragon Group Cos. plc	888,814	736,924

		1,279,728

Health Care—18.1%
Biotechnology—3.4%
CSL Ltd.	152,700	3,676,638
Grifols SA	138,300	2,413,545
Marshall Edwards, Inc.[1,4]	382,300	267,610
Marshall Edwards, Inc.[1,2]	330,600	231,420
NeuroSearch AS1	110,069	2,861,552
NicOx SA1	77,578	851,247
Santhera Pharmaceuticals[1]	13,609	500,048

		10,802,060

Health Care Equipment & Supplies—7.2%
DiaSorin SpA	74,166	1,481,661
Essilor International SA	50,130	2,363,358
Nobel Biocare Holding AG	25,711	525,755
Smith & Nephew plc	280,932	1,808,150
Sonova Holding AG	29,253	1,761,743
Straumann Holding AG	12,155	2,137,265
Synthes, Inc.	62,663	7,907,248
Terumo Corp.	73,400	3,434,744
William Demant Holding AS1	35,700	1,490,289

		22,910,213

Health Care Providers & Services—2.5%
Sonic Healthcare Ltd.	760,958	7,876,451
Health Care Technology—0.0%
Ortivus AB, Cl. B1	279,600	112,902
Life Sciences Tools & Services—0.4%
Art Advanced Research Technologies, Inc.[1]	270,100	12,765
Art Advanced Research Technologies, Inc., Legend Shares[1,4]	898,700	42,472
Art Advanced Research Technologies, Inc., Series 1[1]	360,333	17,029
Art Advanced Research Technologies, Inc., Series 2[1]	113,634	5,370
BTG plc[1]	510,254	1,045,475
Tyrian Diagnostics Ltd.[1]	4,657,849	99,338

		1,222,449

Pharmaceuticals—4.6%
Astellas Pharma, Inc.	27,800	1,130,348
GlaxoSmithKline plc	36,961	696,061
Novogen Ltd.[1]	1,154,071	578,826
Roche Holding AG	35,397	5,439,337
Sanofi-Aventis SA	37,675	2,404,335
Shionogi & Co. Ltd.	91,000	2,335,528
Takeda Pharmaceutical Co. Ltd.	40,600	2,104,396

		14,688,831

Industrials—18.3%
Aerospace & Defense—0.7%
Empresa Brasileira de Aeronautica SA	570,126	2,296,543
Air Freight & Logistics—0.2%
Toll Holdings Ltd.	143,750	633,734
Commercial Services & Supplies—5.1%
Aggreko plc	322,540	2,107,922
Capita Group plc	767,014	8,290,482
Experian plc	358,491	2,277,424
Prosegur Compania de Seguridad SA	110,300	3,672,569

		16,348,397

Construction & Engineering—2.2%
Koninklijke Boskalis Westminster NV	41,191	961,372
Leighton Holdings Ltd.	119,780	2,375,469
Maire Tecnimont SpA	570,200	1,165,150
Outotec OYJ	31,800	494,680
Trevi Finanziaria SpA	95,700	999,942
Vinci SA	23,881	1,010,511

		7,007,124

Electrical Equipment—5.1%
ABB Ltd.	527,516	7,938,090
Alstom	91,390	5,422,659
Ceres Power Holdings plc[1]	818,428	978,815
Ushio, Inc.	156,100	2,056,371

		16,395,935

Industrial Conglomerates—1.5%
Koninklijke (Royal) Philips Electronics NV	86,500	1,690,386
Siemens AG	38,904	2,933,983

		4,624,369

Machinery—2.2%
Aalberts Industries NV	424,568	3,047,443
Demag Cranes AG	86,918	2,310,798
Hyundai Heavy Industries Co. Ltd.	4,018	624,791
Takeuchi Mfg. Co. Ltd.	98,473	942,790

		6,925,822
F2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Trading Companies & Distributors—1.3%
Bunzl plc	422,633	$3,659,460
Wolseley plc	109,560	619,676

		4,279,136

Information Technology—20.4%
Communications Equipment—3.6%
Nokia Oyj	61,400	956,434
Tandberg ASA	467,000	5,181,533
Telefonaktiebolaget LM Ericsson, B Shares	704,480	5,458,337

		11,596,304

Computers & Peripherals—0.1%
Logitech International SA1	23,331	363,601
Electronic Equipment & Instruments—5.6%
Hoya Corp.	199,793	3,468,094
Ibiden Co. Ltd.	60,721	1,250,771
Keyence Corp.	24,390	4,990,148
Nidec Corp.	121,700	4,728,983
Nippon Electric Glass Co. Ltd.	103,000	540,595
Omron Corp.	82,486	1,106,278
Phoenix Mecano AG	5,428	1,613,840

		17,698,709

Internet Software & Services—2.9%
United Internet AG	153,255	1,356,297
Yahoo! Japan Corp.	19,424	7,940,328

		9,296,625

IT Services—0.9%
Infosys Technologies Ltd.	120,264	2,786,190
Office Electronics—1.0%
Canon, Inc.	100,850	3,163,394
Software—6.3%
Autonomy Corp. plc[1]	423,170	5,908,606
Compugroup Holding AG1	121,302	553,550
Nintendo Co. Ltd.	18,900	7,255,680
Sage Group plc (The)	432,360	1,078,544
SAP AG	67,362	2,407,005
Square Enix Holdings Co. Ltd.	51,094	1,648,192
Temenos Group AG1	92,020	1,226,014

		20,077,591

Materials—2.9%
Chemicals—1.4%
Filtrona plc	675,375	1,354,478
Nufarm Ltd.	236,194	1,774,979
Sika AG	1,622	1,377,932

		4,507,389

Metals & Mining—1.5%
Impala Platinum Holdings Ltd.	223,600	3,244,764
Rio Tinto plc	64,961	1,427,812

		4,672,576

Telecommunication Services—1.6%
Wireless Telecommunication Services—1.6%
KDDI Corp.	421	2,996,212
Vodafone Group plc	1,097,762	2,241,813

		5,238,025

Utilities—0.4%
Electric Utilities—0.4%
Fortum Oyj	51,900	1,120,114

Total Common Stocks (Cost $338,771,281)		289,295,026

Preferred Stocks—1.3%
Companhia Vale do Rio Doce, Sponsored ADR	250,700	2,669,955
Porsche Automobil Holding, Preference	19,379	1,542,939

Total Preferred Stocks (Cost $3,176,256)		4,212,894

	Units
Rights, Warrants and Certificates—0.0%
Marshall Edwards, Inc. Wts., Strike Price $3.60, Exp. 8/6/12[1]	7,500	20,673
Marshall Edwards, Inc. Wts., Strike Price $4.35, Exp. 7/11/10[1]	89,460	51,280

Total Rights, Warrants and Certificates (Cost $0)		71,953

	Shares
Investment Company—9.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[5,6] (Cost $31,279,725)	31,279,725	31,279,725
Total Investments, at Value (Cost $373,227,262)	101.7%	324,859,598
Liabilities in Excess of Other Assets	(1.7)	(5,573,477)

Net Assets	100.0%	$319,286,121

Industry classifications are unaudited.
F3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,950,344 or 0.61% of the Fund’s net assets as of December 31, 2008.
3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2008 was $310,082, which represents 0.10% of the Fund’s net assets, of which $267,610 is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
Marshall
Edwards, Inc.	12/28/05-7/28/08	$1,873,903	$267,610	$1,606,293
5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	December 31,	Gross	Gross	December 31,
	2007	Additions	Reductions	2008

OFI Liquid Assets Fund, LLC	—	6,314,636	6,314,636	—
Oppenheimer Institutional Money Market Fund, Cl. E	26,050,266	142,301,700	137,072,241	31,279,725

	Value	Income

OFI Liquid Assets Fund, LLC	$—	$11,867	[a]
Oppenheimer Institutional
Money Market Fund, Cl. E	31,279,725	822,979

	$31,279,725	$834,846

     a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
6. Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$52,849,738	$—
Level 2—Other Significant Observable Inputs	272,009,860	29,254
Level 3—Significant Unobservable Inputs	—	—

Total	$324,859,598	$29,254

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United Kingdom	$57,242,464	17.6%
Japan	55,690,097	17.2
Switzerland	43,148,423	13.3
United States	33,326,932	10.3
France	31,115,446	9.6
Australia	26,093,244	8.0
Germany	13,001,799	4.0
Spain	9,234,982	2.8
Sweden	7,363,456	2.3
The Netherlands	7,069,854	2.2
Italy	6,810,415	2.1
India	5,622,114	1.7
Norway	5,181,533	1.6
Brazil	4,966,498	1.5
Denmark	4,351,841	1.3
South Africa	3,244,764	1.0
Finland	2,571,228	0.8
Jersey, Channel Islands	2,277,424	0.7
Lebanon	2,143,635	0.7
Mexico	1,499,976	0.5
Bermuda	1,101,032	0.3
Ireland	1,016,773	0.3
Korea, Republic of South	624,791	0.2
Luxembourg	83,241	0.0
Canada	77,636	0.0

Total	$324,859,598	100.0%

Foreign Currency Exchange Contracts as of December 31, 2008 are as follows:

		Contract Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy	(000s)		Dates	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Buy	1,042	AUD	1/5/09	$739,997	$20,240	$—
British Pound Sterling (GBP)	Buy	1,252	GBP	1/5/09	1,826,142	21,229	—
Danish Krone (DKK)	Buy	593	DKK	1/6/09	111,287	—	711
Euro (EUR)	Buy	404	EUR	1/2/09-1/6/09	564,618	—	4,338
Japanese Yen (JPY)	Buy	154,949	JPY	1/7/09	1,708,231	—	6,643
South African Rand (ZAR)	Buy	923	ZAR	1/7/09	97,996	—	523

Total unrealized appreciation and depreciation						$41,469	$12,215

See accompanying Notes to Financial Statements.
F4      |     OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost$341,947,537)	$293,579,873
Affiliated companies (cost $31,279,725)	31,279,725

324,859,598
Cash	503,547
Unrealized appreciation on foreign currency exchange contracts	41,469
Receivables and other assets:
Shares of capital stock sold	1,807,711
Investments sold	1,129,693
Dividends	490,069
Due from Manager	86
Other	21,370

Total assets	328,853,543

Liabilities
Unrealized depreciation on foreign currency exchange contracts	12,215
Payables and other liabilities:
Investments purchased	9,422,330
Shares of capital stock redeemed	58,450
Shareholder communications	13,047
Distribution and service plan fees	6,998
Directors’ compensation	3,442
Transfer and shareholder servicing agent fees	1,720
Other	49,220

Total liabilities	9,567,422

Net Assets	$319,286,121

Composition of Net Assets
Par value of shares of capital stock	$263,444
Additional paid-in capital	407,119,939
Accumulated net investment income	4,510,864
Accumulated net realized loss on investments and foreign currency transactions	(44,195,144)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(48,412,982)

Net Assets	$319,286,121

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $297,685,714 and 246,178,402 shares of capital stock outstanding)	$1.21
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $21,600,407 and 17,265,843 shares of capital stock outstanding)	$1.25
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $384,198)	$8,990,078
Affiliated companies	822,979
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	146,841
Affiliated companies	11,867
Interest	5,132

Total investment income	9,976,897

Expenses
Management fees	3,559,741
Distribution and service plan fees—Service shares	60,292
Transfer and shareholder servicing agent fees:
Non-Service shares	9,994
Service shares	9,995
Shareholder communications:
Non-Service shares	22,949
Service shares	1,728
Custodian fees and expenses	49,700
Accounting service fees	15,000
Directors’ compensation	13,219
Other	51,054

Total expenses	3,793,672
Less reduction to custodian expenses	(835)
Less waivers and reimbursements of expenses	(27,410)

Net expenses	3,765,427

Net Investment Income	6,211,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(22,215,602)
Foreign currency transactions	4,312,415

Net realized loss	(17,903,187)
Net change in unrealized depreciation on:
Investments	(161,743,314)
Translation of assets and liabilities denominated in foreign currencies	(25,513,495)

Net change in unrealized depreciation	(187,256,809)

Net Decrease in Net Assets Resulting from Operations	$(198,948,526)

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$6,211,470	$3,541,274
Net realized gain (loss)	(17,903,187)	14,870,346
Net change in unrealized appreciation (depreciation)	(187,256,809)	24,533,917

Net increase (decrease) in net assets resulting from operations	(198,948,526)	42,945,537

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,348,511)	(2,978,746)
Service shares	(190,645)	(196,214)

	(3,539,156)	(3,174,960)

Capital Stock Transactions
Net increase in net assets resulting from capital stock transactions:
Non-Service shares	111,827,999	29,747,698
Service shares	2,908,287	3,698,666

	114,736,286	33,446,364

Net Assets
Total increase (decrease)	(87,751,396)	73,216,941
Beginning of period	407,037,517	333,820,576

End of period (including accumulated net investment income of $4,510,864 and $960,531, respectively)	$319,286,121	$407,037,517

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.13	$1.91	$1.47	$1.30	$1.12

Income (loss) from investment operations:
Net investment income[1]	.03	.02	.01	.01	.01
Net realized and unrealized gain (loss)	(.93)	.22	.44	.17	.19

Total from investment operations	(.90)	.24	.45	.18	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.01)	(.01)	(.02)

Net asset value, end of period	$1.21	$2.13	$1.91	$1.47	$1.30

Total Return, at Net Asset Value[2]	(42.64)%	12.61%	30.78%	14.06%	17.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$297,686	$374,302	$308,111	$203,172	$110,679

Average net assets (in thousands)	$341,275	$348,714	$247,327	$115,108	$96,388

Ratios to average net assets:[3]
Net investment income	1.71%	0.95%	0.73%	0.78%	0.64%
Total expenses	1.01%[4]	1.01%[4]	1.04%[4]	1.09%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.04%	1.09%	1.08%

Portfolio turnover rate	22%	19%	9%	28%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.21	$1.97	$1.53	$1.34	$1.16

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.02	.01	.01	—[2]
Net realized and unrealized gain (loss)	(.98)	.23	.44	.19	.20

Total from investment operations	(.95)	.25	.45	.20	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.01)	(.01)	(.01)	(.02)

Net asset value, end of period	$1.25	$2.21	$1.97	$1.53	$1.34

Total Return, at Net Asset Value[3]	(43.07)%	13.00%	29.25%	14.95%	17.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,600	$32,736	$25,710	$15,977	$12,682

Average net assets (in thousands)	$26,235	$31,137	$20,061	$13,609	$9,071

Ratios to average net assets:[4]
Net investment income	1.43%	0.71%	0.42%	0.50%	0.37%
Total expenses	1.28%[5]	1.29%[5]	1.34%[5]	1.40%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.29%	1.34%	1.40%	1.34%

Portfolio turnover rate	22%	19%	9%	28%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
F10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does
F11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund’s investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,399,968	$—	$39,326,892	$54,166,895

1.	As of December 31, 2008, the Fund had $32,992,105 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2010	$5,201,741
2011	19,750,028
2016	8,040,336

Total	$32,992,105

2.	As of December 31, 2008, the Fund had $6,334,787 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Fund utilized $13,850,699 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase	Accumulated Net
to Accumulated Net	Realized Loss
Investment Income	on Investments

$878,019	$878,019
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$3,539,156	$3,174,960
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$378,951,211
Federal tax cost of other investments	6,251,471

Total federal tax cost	$385,202,682

Gross unrealized appreciation	$24,232,187
Gross unrealized depreciation	(78,399,082)

Net unrealized depreciation	$(54,166,895)

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	109,184,845	$175,488,716	38,349,186	$79,573,926
Dividends and/or distributions reinvested	1,753,147	3,348,511	1,567,761	2,978,746
Redeemed	(40,311,197)	(67,009,228)	(25,926,707)	(52,804,974)

Net increase	70,626,795	$111,827,999	13,990,240	$29,747,698

Service Shares
Sold	7,264,228	$11,629,567	5,088,150	$10,823,440
Dividends and/or distributions reinvested	96,285	190,645	99,601	196,214
Redeemed	(4,939,331)	(8,911,925)	(3,373,172)	(7,320,988)

Net increase	2,421,182	$2,908,287	1,814,579	$3,698,666

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$197,790,564	$75,829,036
F14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $20,006 to OFS for services to the Fund.
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2008, the Manager waived $27,410 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
F15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
6. Illiquid or Restricted Securities
As of December 31, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2008, the Fund had no securities on loan.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
9. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Oppenheimer International Growth Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (the “Fund”), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
F17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

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F18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2008 which are not designated as capital gain distributions should be multiplied by 1.51% to arrive at the amount eligible for the corporate dividend-received deduction.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $299,634 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of $5,895,112 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as Directors or Trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded that, in light of the Manager’s experience, reputation, personnel, operations and resources, the Fund benefits from the services provided under the Agreement.
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the three-, five- and ten-year periods, though the Fund underperformed its performance universe median during the one-year period.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and international growth funds underlying variable insurance products with comparable asset levels and distribution features. The Board considered that the Fund’s total expenses were competitive as compared to the expense group median. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because of the disparity among VA funds in how insurance companies may be compensated for the services they provide to shareholders, when comparing the expenses of the various VA funds it is most appropriate to focus on the total expenses rather than on the management fees. Accordingly, while the Board reviewed and considered all expenses in its consideration of the Advisory Agreement, it paid particular attention to total expenses.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non-profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen, Director (since 2002) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Director (since 2002) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Director (since 1997) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman, Director (since 1996) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 41 portfolios in the OppenheimerFunds complex.

Richard F. Grabish, Director (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Director (since 2002) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment commit- tees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment
11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

Beverly L. Hamilton, Continued	Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 41 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Director (since 2002) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 41 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Director (since 2002) Age: 66	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

INTERESTED DIRECTOR AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281- 1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Director due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Director (since 2002), President and Principal Executive Officer (since 2001) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001- December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 105 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.-

George R. Evans, Vice President and Portfolio Manager (since 1999) Age: 49	Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Name, Position(s) Held with
the Portfolios, Length of	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in
Service, Age	the Fund Complex Currently Overseen

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 105 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 49	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999- October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 105 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 105 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.981.2871.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Bowen and Cameron are “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $73,150 in fiscal 2008 and $71,300 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,657 in fiscal 2008 and $2,978 in fiscal 2007 to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees include Indian tax filings.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $28 in fiscal 2008 and $1,218 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings, compliance review and professional services for 22c-2 program.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,685 in fiscal 2008 and $36,928 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Panorama Series Fund, Inc.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 02/11/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 02/11/2009